Exhibit 4.29

PRIVATE AND CONFIDENTIAL

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Contribution Agreement
relating to the joint venture involving the Three UK Group and the Vodafone UK Group

Dated 14 June 2023

BRILLIANT DESIGN LIMITED

and

CK HUTCHISON GROUP TELECOM HOLDINGS LIMITED

and

CK HUTCHISON HOLDINGS LIMITED

and

VODAFONE INTERNATIONAL OPERATIONS LIMITED

and

VODAFONE GROUP PLC

and

VODAFONE UK TRADING HOLDINGS LIMITED

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Table of Contents

Contents		Page
1	Interpretation	2
2	Pre-Closing Reorganisations	20
3	Closing Transactions	20
4	Closing Accounts	24
5	Conditions	25
6	Pre-Closing	28
7	Change of Name	32
8	Closing	33
9	[***]	34
10	Tax	34
11	Warranties	35
12	Indemnities	39
13	Limitation of Liability	40
14	Warranty Claims	45
15	[***]	48
16	Post-Closing	48
17	Confidentiality	52
18	Insurance	55
19	Support Commitments	57
20	[***]	58
21	Termination	58
22	Topco Guarantees	60
23	Other Provisions	62

1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Contribution Agreement

This Agreement (this “Agreement”) is made on 14 June 2023

Between:

(1)

Brilliant Design Limited, a company incorporated in the British Virgin Islands with company number 384092 whose registered office is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (“Hutchison”);

(2)

CK Hutchison Group Telecom Holdings Limited, a company incorporated in the Cayman Islands with registered number MC-352731 whose registered office is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and whose principal place of business is at 48th Floor, Cheung Kong Center, 2 Queen’s Road, Hong Kong (“Hutchison Topco”);

(3)

CK Hutchison Holdings Limited, a company incorporated in the Cayman Islands with registered number MC-294571 whose registered office is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands, and whose principal place of business is at 48th Floor, Cheung Kong Center, 2 Queen’s Road, Hong Kong (“CKHH”);

(4)

Vodafone International Operations Limited, a company incorporated in England and Wales with registered number 02797438 whose registered office is at Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN (“Vodafone”);

(5)

Vodafone Group Plc, a company incorporated in England and Wales with registered number 01833679 whose registered office is at Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN (“Vodafone Topco”); and

(6)	Vodafone UK Trading Holdings Limited, particulars of which are set out in Schedule 3 (“Mergeco”).

Whereas:

(A)

Vodafone and Hutchison have agreed to combine their respective businesses in the UK to form a joint venture pursuant to which the Three UK Group and the Vodafone UK Group shall be contributed to Mergeco on the terms and conditions of this Agreement and the Transaction Documents.

(B)	Mergeco is at the date hereof wholly indirectly owned by Vodafone Topco.
(C)	Save in respect of the Three UK JV Companies, the Three UK Group is at the date hereof wholly indirectly owned by CKHH.
(D)	Save in respect of the Vodafone UK JV Companies, the Vodafone UK Group is at the date hereof wholly indirectly owned by Vodafone Topco.
(E)	Between the date hereof and Closing, Vodafone and Vodafone Topco have agreed to procure that the Vodafone Reorganisation is effected.
(F)	Between the date hereof and Closing, Hutchison and Hutchison Topco have agreed to procure that the Hutchison Reorganisation is effected.
(G)	The parties have agreed to implement the Closing Transactions on the terms and conditions of this Agreement and the Transaction Documents.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(H)	With effect from Closing, Hutchison shall hold 49 per cent. of Mergeco and Vodafone shall hold 51 per cent. of Mergeco.
(I)	CKHH is a party to this Agreement solely for the purposes of its obligations under Clause 5.2.5 and shall not be subject to any other obligations under this Agreement.
(J)	After [***], [***] shall cease to be a Three UK Group Company under this Agreement and shall not be further subject to any provisions under this Agreement in relation to the Three UK Group.

It is agreed as follows:

1	Interpretation

In this Agreement, unless the context otherwise requires, the provisions in this Clause 1 apply:

1.1	Definitions

“Additional Hutchison Controller” has the meaning given to it in Clause 5.1.3;

“Additional Vodafone Controller” has the meaning given to it in Clause 5.1.4;

“Affiliate” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Agreed Form” means, in relation to a document, such document in the form agreed between Hutchison and Vodafone and confirmed by Vodafone’s Lawyers and Hutchison’s Lawyers by e-mail on or around the date of this Agreement with such alterations as may be agreed in writing between Hutchison and Vodafone from time to time, and in each case all such agreed form documents are listed in Schedule 21;

[***]

“Anti-Bribery and Corruption Laws” means any applicable anti-bribery and anti-corruption laws, regulations or codes, including the Bribery Act 2010, the Criminal Finances Act 2017 and the US Foreign and Corrupt Practices Act 1977;

“Audit and Risk Committee” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Board Committees Terms of Reference” has the meaning given to it in Clause 6.5.1(ii);

“Bonus Cost Mechanics” has the meaning given to it in paragraph 10 of Schedule 11;

“Business Day” means a day on which commercial banks are open for general business in London and Hong Kong, but excluding a Saturday, Sunday or public holiday in any of London or Hong Kong;

“Business Warranties” means the Hutchison Business Warranties and the Vodafone Business Warranties, and “Business Warranty” means any one of the Business Warranties;

“Business Warranty Claim” means a claim by Mergeco for breach of a Business Warranty;

[***]

“Claimed Party” has the meaning given to it in Clause 14.1;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Clean Team Agreement” means the clean team agreement agreed between Hutchison Topco and Vodafone Topco dated 24 September 2022;

“Closing” means the completion of each of the Closing Transactions;

“Closing Date” means the date on which Closing takes place;

“Closing Transactions” means the transactions set out in Clauses 3.3 to 3.6;

“CMA” means the United Kingdom Competition and Markets Authority;

“Code Power Companies” has the meaning given to it in paragraph 4.1 of Schedule 5;

[***]

“Competition Act” means the Competition Act 1998;

“Confidential Information” means any and all information:

(a)	which is used in or otherwise relates to the business, customer, financial or other affairs of the Hutchison Group, the Vodafone Group or Mergeco;
(b)	in respect of which any Hutchison Group Company, any Vodafone Group Company or Mergeco is bound by an obligation of confidence to a third party; or
(c)

which is received or obtained as a result of a party entering into or performing, or which is supplied by or on behalf of a party in the negotiations leading to, this Agreement (including the subject matter and provisions of this Agreement and each document referred to in it);

“Confidentiality Agreement” means the confidentiality agreement dated 3 August 2021 between Vodafone Topco and Hutchison Topco pursuant to which certain confidential information was made available to both the Hutchison Group and the Vodafone Group;

[***]

“CTA 2010” means the Corporation Tax Act 2010;

“Data Protection Authority” means any body responsible for enforcing Data Protection Legislation;

“Data Protection Legislation” means the following legislation to the extent applicable from time to time:

(a)	national laws implementing the Directive on Privacy and Electronic Communications (2002/58/EC);
(b)	the General Data Protection Regulation (2016/679) and any national law issued under that regulation;
(c)	the UK General Data Protection Regulation, Data Protection Act 2018 and the Privacy and Electronic Communications (EC Directive) Regulations 2003; and
(d)	any other similar national privacy law;

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Disclosed” means, in respect of any fact, matter or circumstance, fairly disclosed, in such manner and with sufficient detail to enable the relevant party to assess the nature, scope and extent of the matter disclosed;

“DMSL” means Digital Mobile Spectrum Limited, a company incorporated in England and Wales with registered number 08247385 whose registered office is at 24/25 The Shard 32 London Bridge Street, London SE1 9SG, England;

[***]

“Draft Budget” means the draft initial budget in the Agreed Form;

“Draft Business Plan” means the draft initial business plan in the Agreed Form;

“ECC” means the Employee Consultation Council established by Vodafone UK in 2014 with a constitution dated September 2020, which operates as an information and consultation forum for employees of Vodafone UK, Vodafone Sales & Services Limited, Vodafone Global Enterprise Limited and Vodafone Group Services Limited;

“EEA Agreement” means the Agreement on the European Economic Area signed in Porto on 2 May 1992 (OJ No L 1, 3.1.1994, p. 3);

[***]

“EFTA State” means Iceland, Liechtenstein, Norway and Switzerland as signatories to the European Free Trade Association convention signed in Stockholm on 4 January 1960;

[***]

“Encumbrance” means any claim, charge, mortgage, lien, option, equity, pledge, power of sale, hypothecation, retention of title, right of pre-emption, right of first refusal or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing (excluding, in relation to Intellectual Property Rights, any licences of Intellectual Property Rights);

“Enterprise Act” means the Enterprise Act 2002;

“Environment” means all or any of the following media (alone or in combination): (i) air (including the air within buildings and the air within other natural or man-made structures, whether above or below ground); (ii) water (including water under or within land or in drains or sewers); and (iii) soil and land and any ecological systems and living organisms supported by any of those media, including a person and their property;

“Environmental Law” means all applicable laws (including, for the avoidance of doubt, common law), statutes, regulations, statutory guidance notes and final and binding court and other tribunal decisions applicable to each Three UK Group Company (in the case of Schedule 14) or to each Vodafone UK Group Company (in the case of Schedule 16) and in force in the relevant jurisdictions on the date of this Agreement whose purpose is to protect the Environment or worker health and safety, or prevent pollution of the Environment or to regulate electromagnetic radiation, emissions, discharges or releases of Hazardous Substances into the Environment, or to regulate the use, treatment, storage, burial, disposal, transportation or handling of Hazardous Substances, product packaging and product stewardship and all bye-laws, codes, regulations, decrees or orders issued or promulgated or approved thereunder or in connection therewith to the extent that the same have force of law as at the date of this Agreement;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Environmental Permit” means any licence, approval, authorisation, permission, notification, waiver, order or exemption which is issued, granted or required under Environmental Law;

“Estimated Hutchison Closing Cash” means the amount of Hutchison Closing Cash (as defined in Schedule 7) as estimated by Hutchison acting in good faith;

“Estimated Hutchison Closing Debt” means the amount of Hutchison Closing Debt (as defined in Schedule 7) as estimated by Hutchison acting in good faith;

“Estimated Hutchison Closing Working Capital” means the amount of Hutchison Closing Working Capital (as defined in Schedule 7) as estimated by Hutchison acting in good faith;

“Estimated Vodafone Closing Cash” means the amount of Vodafone Closing Cash (as defined in Schedule 7) as estimated by Vodafone acting in good faith;

“Estimated Vodafone Closing Debt” means the amount of Vodafone Closing Debt (as defined in Schedule 7) as estimated by Vodafone acting in good faith;

“Estimated Vodafone Closing Working Capital” means the amount of Vodafone Closing Working Capital (as defined in Schedule 7) as estimated by Vodafone acting in good faith;

“EU Antitrust Condition” has the meaning given to it in Clause 5.1.7;

“EU Merger Regulation” means Council Regulation (EC) 139/2004;

“Evasion Facilitation Rules” means, in the UK, the corporate criminal offence of failing to prevent the facilitation of tax evasion as set out in Part 3 of the Criminal Finances Act 2017 and, outside the UK, any equivalent regime in any other jurisdiction;

[***]

“Export Control Laws” means all applicable export control laws and regulations, including those relating to trade embargoes and prohibitions or licensing requirements on the sale, supply, transfer, export or import of specified items (goods, software, technology, related technical assistance, services and financing) governing the cross-border and in-country transfer of items falling within scope;

“FCA” means the Financial Conduct Authority of the UK and any successor or replacement body from time to time (as the context may require);

[***]

“Financial Debt” means any obligation (whether present or future, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money for or in respect of money borrowed or raised, by whatever means (including acceptances, bills of exchange, securities and deposits), including any outstanding costs and fees related thereto;

“Financial Regulation” means all applicable laws, regulations, statutes, rules, codes, orders, judgments, injunctions, notices or other requirements whose purpose is to regulate and impose rules and requirements in relation to the provision of financial services and/or those firms which operate within the financial services sector, including the FCA Handbook, the Consumer Credit sourcebook, the Consumer Credit Act 1974, FSMA and the Payment Services Regulations 2017, in each case to the extent applicable to and binding upon a person;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“FSMA” means the Financial Services and Markets Act 2000;

“Fundamental Warranties” means the Hutchison Fundamental Warranties and the Vodafone Fundamental Warranties and “Fundamental Warranty” means any one of the Fundamental Warranties;

[***]

“Global Carrier Master Services Agreement” means the Global Carrier Master Services Agreement between Vodafone Enterprise Global Limited, Vodafone UK and Mergeco, in the Agreed Form and to be entered into at Closing;

“Hazardous Substances” means any natural or artificial substance of any nature whatsoever (whether in the form of a solid, liquid, gas or vapour alone or in combination with any other substance) which is capable of causing harm or damage to the Environment or to worker health or safety, or capable of causing a nuisance, including, but not limited to, controlled, special, hazardous, toxic or dangerous wastes or pollutants;

“HKLRs” means the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as such may be amended, modified or revised from time to time;

“HMRC” means His Majesty’s Revenue and Customs;

[***]

“Hutchison Business Warranties” means the Hutchison Warranties, excluding the Hutchison Fundamental Warranties, and “Hutchison Business Warranty” means any one of the Hutchison Business Warranties;

[***]

“Hutchison Capitalisation Issue” has the meaning given to it in Clause 3.5.2(i);

“Hutchison Capitalisation Shares” means such number of ordinary shares of £1.00 each in the entire issued share capital of Mergeco as shall result in Hutchison holding 49 per cent. of the entire issued ordinary share capital in Mergeco immediately following the simultaneous Vodafone Capitalisation Issue and Hutchison Capitalisation Issue, to be determined by Vodafone (so far as possible based on the valuations and amounts notified to Hutchison under Clause 3.1.2) and notified to Hutchison no later than [***] Business Days prior to Closing;

[***]

“Hutchison Directors” means the directors of CKHH from time to time;

“Hutchison Disclosure Letter” means the letter dated on the same date as this Agreement from Hutchison to Mergeco disclosing:

(a)	certain information in relation to the Hutchison Warranties; and
(b)	details of other matters referred to in this Agreement;

[***]

“Hutchison Excess Debt” means the aggregate outstanding amounts under the Hutchison Shareholder Loans less the Hutchison Existing Debt, immediately prior to the Mergeco Sale Closing;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Hutchison Existing Debt” means loan receivables under the Hutchison Shareholder Loans in the amount of [***] (comprising principal and accrued interest);

“Hutchison FCA Condition” has the meaning given to it in Clause 5.1.3;

“Hutchison Fundamental Warranties” means the warranties set out in paragraphs 1 and 2.1 of Schedule 14;

“Hutchison General Meeting” means the general meeting (including any adjournment thereof) of the CKHH Shareholders to be convened in connection with the Transaction;

“Hutchison Group” means Hutchison Topco and its Affiliates from time to time, including CKHH, and “Hutchison Group Company” means any entity in the Hutchison Group;

“Hutchison Group Insurance Policies” means all insurance policies maintained by the Hutchison Group from time to time under which any Three UK Group Company is entitled to any benefit, other than any Three UK Group Insurance Policies;

“Hutchison Guaranteed Obligations” has the meaning given to it in Clause 22.1.1;

[***]

“Hutchison Intra Group Agreement” means any binding contract, agreement, licence or commitment between or among any Three UK Group Company on the one hand and a Hutchison Retained Group Company on the other hand;

“Hutchison Mergeco Directors” means the directors of Mergeco appointed by Hutchison pursuant to clause 5.1 (The Board and the Board Committees) of the Shareholders’ Agreement;

[***]

“Hutchison Reorganisation” means [***];

[***]

“Hutchison Resolutions” has the meaning given to it in Clause 5.1.10;

“Hutchison Retained Group” means the entities in the Hutchison Group that are not part of the Three UK Group and “Hutchison Retained Group Company” means any entity in the Hutchison Retained Group;

[***]

“Hutchison Shareholder Loans” means loans between Hutchison as lender and Three UK as borrower with an amount of principal and interest equal to the required amount notified by Vodafone to Hutchison pursuant to Clause 3.1.2, and designated as such by Hutchison (with such designation being notified to Vodafone at least [***] Business Days before the Mergeco Sale Closing);

“Hutchison Shareholder Resolution Condition” means the condition set out at Clause 5.1.10;

“Hutchison’s Lawyers” means Linklaters LLP of One Silk Street, London EC2Y 8HQ, UK;

[***]

“Hutchison VAT Group” means the group of persons for VAT purposes to which the Hutchison Representative Member belongs;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Hutchison Warranties” means the warranties given by Hutchison pursuant to Clause 11.1 and Schedule 14, and “Hutchison Warranty” means any one of them;

“Hutchison Wrong Pocket Asset” means any asset or property (which, for the avoidance of doubt, shall exclude any contract, agreement, service or employee) which relates exclusively or predominantly to the business of the Hutchison Retained Group but which, following Closing, is owned by the Mergeco Group;

[***]

“Initial Budget” means the Draft Budget as adjusted by Vodafone and Hutchison pursuant to Clause 6.3.2 and delivered and adopted by Mergeco at Closing pursuant to Clause 6.3.4 as part of the Initial Business Plan;

“Initial Business Plan” means the Draft Business Plan as adjusted by Vodafone and Hutchison pursuant to Clause 6.3.2 and delivered and adopted by Mergeco at Closing pursuant to Clause 6.3.4 and the Shareholder’s Agreement;

“Initial Rationalisation” has the meaning given to it in in paragraph 5 of Schedule 5;

“Intellectual Property Rights” means trade marks, service marks, rights in trade names, business names, logos and trade dress, rights to sue for passing off and in unfair competition, patents, utility models, rights in inventions, design rights, copyrights and related rights (including rights in computer software), database rights, rights in domain names, URLs and social media accounts, rights in confidential information, trade secrets and all other similar rights in any part of the world, including any registration of such rights and applications and rights to apply for such registrations;

[***]

“ITEPA 2003” means the Income Tax (Earnings and Pensions) Act 2003;

[***]

“Loan Amount” has the meaning given to it in paragraph 8 of Schedule 5;

[***]

“Losses” means all losses (but not indirect losses (including indirect loss of profits)), liabilities, costs (including properly incurred legal costs and experts’ and consultants’ fees), charges, expenses, Tax (or Tax that would have arisen but for the availability of a Relief), actions, proceedings, claims and demands;

[***]

“Mergeco Articles of Association” has the meaning given to it in Clause 6.5.1(i);

[***]

“Mergeco Contribution Share Premium” means such amount of share premium as may be attributable to the issuance of the Mergeco Contribution Shares as, subject to Clause

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

3.1.4, may be determined by Vodafone (so far as possible, based on the valuations and amounts notified to Hutchison under Clause 3.1.2) and notified to Hutchison no later than [***] Business Days prior to Closing;

“Mergeco Contribution Shares” means such number of ordinary shares of £1.00 each in the entire issued share capital of Mergeco to be issued to Hutchison as, subject to Clause

3.1.4, determined by Vodafone (so far as possible, based on the valuations and amounts notified to Hutchison under Clause 3.1.2) and notified to Hutchison no later than [***] Business Days prior to Closing, it being agreed that the Mergeco Contribution Shares issued to Hutchison in accordance with Clause 3.4.1(iv)(a) shall not cause Vodafone to hold [***] per cent. or more of the issued share capital in Mergeco nor Hutchison to hold [***] per cent. or more of the issued share capital in Mergeco immediately following the Three UK Share Sale Closing;

“Mergeco FCA Condition” has the meaning given to it in Clause 5.1.5(iii);

“Mergeco Group” means, from Closing:

(a)	Mergeco;
(b)	the Three UK Group;
(c)	the Vodafone UK Group; and
(d)	Mergeco’s other subsidiary undertakings from time to time,

and “Mergeco Group Company” means any entity in the Mergeco Group;

“Mergeco Guaranteed Obligations” has the meaning given to it in Clause 22.3.1;

[***]

“Mergeco Loan Note 1” means the loan note, substantially in the same form as the Vodafone Trade Mark Loan Note (unless otherwise agreed between Hutchison and Vodafone), in an amount as, subject to Clause 3.1.4, may be determined by Vodafone (so far as possible, based on the valuations and amounts notified to Hutchison under Clause 3.1.2) and notified to Hutchison no later than [***] Business Days prior to Closing, which shall be equal to the amount of the Three UK Valuation less (i) the nominal value of the Mergeco Contribution Shares and (ii) the Mergeco Contribution Share Premium;

“Mergeco Loan Note 2” means the loan note in an amount equal to the Hutchison Excess Debt to be issued by Mergeco to Hutchison pursuant to Clause 3.4.2(ii), substantially in the same form as the Vodafone Trade Mark Loan Note (unless otherwise agreed between Hutchison and Vodafone);

[***]

“Mergeco Wrong Pocket Asset” means any asset or property (which, for the avoidance of doubt, shall exclude any contract, agreement, service or employee) which relates exclusively or predominantly to the Vodafone UK Business or the Three UK Business but which, following Closing, is owned by the Vodafone Retained Group or the Hutchison Retained Group (as the case may be);

[***]

“NS&I Act” means the National Security and Investment Act 2021;

“NS&I Condition” has the meaning given to it in Clause 5.1.9;

[***]

“Part 4A FSMA Permission” means a permission given by the FCA under Part 4A of the FSMA;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Payee” has the meaning given to it in Clause 8.6.1;

“Payer” has the meaning given to it in Clause 8.6.1;

“Payment” has the meaning given to it in Clause 1.16;

“Payment Obligation” has the meaning given to it in Clause 1.16;

[***]

“Permitted Encumbrance” means:

(a)

any Encumbrance which arises in connection with any cash management, netting or set-off arrangement (or any arrangement for the operation of accounts entered into using a bank’s or financial institution’s standard terms and conditions for such arrangement) entered into by any Three UK Group Company or any Vodafone UK Group Company in the ordinary course of business;

(b)	any Encumbrance arising by way of retention of title of goods or over any documents of title, insurance policies and sales contracts in each case created or made in the ordinary course of business;
(c)

any Encumbrance over cash deposits not exceeding [***] in aggregate outstanding at any one time and required by any real property lessor from any Three UK Group Company or Vodafone UK Group Company as a deposit for the lease obligations of that Three UK Group Company or Vodafone UK Group Company;

(d)

any Encumbrance constituted by the right of a counterparty under a derivative instrument entered into by a Three UK Group Company or Vodafone UK Group Company to set off or net amounts owed under that derivative instrument; and

(e)	any Encumbrance arising under the terms of a finance lease which constitutes any loan, financing liability or obligation not arising in the ordinary course of trading;

“Phase 2 CMA Reference” means a reference by the CMA to its chair for the constitution of a group under Schedule 4 to the Enterprise and Regulatory Reform Act 2013;

[***]

“Pre-Contractual Statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance, term sheet or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement made or given by any person at any time prior to this Agreement becoming legally binding;

[***]

“Recognised Stock Exchange” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Regulatory Authority” means the Secretary of State under the NS&I Act, the CMA, the European Commission, the Turkish Competition Board, as well as any other relevant authority for the purposes of the Regulatory Conditions;

“Regulatory Conditions” means the UK Antitrust Condition, the EU Antitrust Condition, the Turkey Antitrust Condition and the NS&I Condition;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

“Relevant Hutchison Group Companies” means any Hutchison Group Company that is, or will be, a party to any Transaction Document and a “Relevant Hutchison Group Company” means any of them;

“Relevant Vodafone Group Companies” means any Vodafone Group Company that is, or will be, a party to any Transaction Document and a “Relevant Vodafone Group Company” means any of them;

“Relief” means any loss, allowance, credit, relief, deduction or set-off in respect of, or taken into account (or capable of being taken into account) in the calculation of a liability to, Tax, or any right to a repayment of Tax;

[***]

“Remuneration Committee” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Sanctioned Person” means any person that (at the relevant time) is, or is owned by or controlled by (as such terms are interpreted in accordance with relevant Sanctions Law and any associated guidance produced by any Sanctions Authority in connection with the same from time to time) one or more persons that is:

(a)	listed on any Sanctions List;
(b)

domiciled, permanently resident, incorporated or organised under the laws of any country or territory that is the target of comprehensive country-wide or territory-wide sanctions pursuant to relevant Sanctions Law (including, but not limited to, Cuba, Iran, North Korea, Syria, Crimea, Donetsk and Luhansk); and/or

(c)

domiciled, permanently resident, incorporated or organised under the laws of Russia, or any non-Ukrainian government controlled areas of Russia, Kherson, Zaporizhzhia, in each case, for such time as they are subject to Sanctions Laws;

“Sanctions Authority” means any legislative, regulatory, judicial, enforcement or executive body, agency or authority of:

(a)	the UK;
(b)	the United States (including the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. State Department and the U.S. Department of Commerce);
(c)	the United Nations Security Council or any United Nations Security Council Sanctions Committee; or
(d)	the European Union (or any member state of the European Union);

“Sanctions Law” means the economic, financial and trade sanctions laws, regulations, embargoes, restrictive measures and/or orders administered, enacted or enforced from time to time by any Sanctions Authority;

“Sanctions List” means any published list or other published public announcement, designation or identification of persons targeted under Sanctions Law prepared by any Sanctions Authority, including: (i) the “Consolidated List of Financial Sanctions Targets in the UK” issued by the Office of Financial Sanctions Implementation, His Majesty’s Treasury; (ii)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

the “Specially Designated Nationals and Blocked Persons” list maintained by the Office of Foreign Assets Control of the United States Department of the Treasury; and (iii) the Consolidated List of Persons, Groups and Entities subject to EU Financial Sanctions maintained by the European Commission;

“Shareholders’ Agreement” means the shareholders’ agreement between (inter alia) Hutchison and Vodafone in respect of various shareholder arrangements in relation to Mergeco, in the Agreed Form and to be entered into at Closing;

“SoS” means the Secretary of State responsible for the application of the NS&I Act;

[***]

“Strategy and Merger Integration Committee” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Support Commitment” means any security, guarantees, sureties, comfort letters or indemnities, but excluding any given under or for the purposes of the Transaction Documents;

“Surviving Clauses” means Clauses 1, 17 and 23, and “Surviving Clause” means any one of them;

“Tax” or “Taxation” means all forms of taxation and statutory, governmental, state, provincial, local governmental or municipal duties, imposts, contributions and levies and any charges, deductions or withholdings, in each case in the nature of tax, whether levied by reference to gross or net income, profits, gains, sales, transfer, ownership, net wealth, asset values, turnover, added value, personal property or otherwise, in each case whether of the UK or elsewhere in the world whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to, the relevant person or any other person and regardless of whether any amount in respect of any of them is recoverable from any other person, and all penalties, charges and interest relating thereto or to any failure to file any return required for the purposes of any of them or to any incorrect return for any of them;

“Tax Authority” means any authority competent to impose, administer, manage or collect any Tax;

“Tax Claim” means:

(a)	a Tax Warranty Claim against Hutchison or a Tax Covenant Claim against Hutchison; or
(b)	a Tax Warranty Claim against Vodafone or a Tax Covenant Claim against Vodafone;

“Tax Covenant” means the deed of tax covenant between Hutchison, Vodafone and Mergeco, in the Agreed Form and to be entered into at Closing;

“Tax Covenant Claim” means a claim against:

(a)	Hutchison under the Tax Covenant; or
(b)	Vodafone under the Tax Covenant;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Tax Warranty Claim” means a claim against:

(a)	Hutchison for breach of paragraph 6 of Schedule 14; or
(b)	Vodafone for breach of paragraph 6 of Schedule 16;

[***]

“Third Party Claim” has the meaning given to it in Clause 14.5;

[***]

“Three UK Business” means the business carried on by the Three UK Group as a whole or the business carried on by any Three UK Group Company;

[***]

“Three UK Employees” means the employees of the Three UK Group (other than any specifically excluded by agreement with Vodafone), and “Three UK Employee” means any one of them;

[***]

“Three UK Group” means Three UK and the companies listed in Part 2 and Part 3 of Schedule 1, and “Three UK Group Company” means any entity in the Three UK Group;

“Three UK Group Insurance Policies” means all insurance policies maintained by the Three UK Group from time to time;

[***]

“Three UK JV Companies” means the companies listed in Part 3 of Schedule 1, and “Three UK JV Company” means any one of them;

“Three UK Loan” has the meaning given to it in Clause 3.6.1;

[***]

“Three UK Shares” means the entire issued share capital of Three UK;

“Three UK Share Sale” has the meaning given to it in Clause 3.4.1(i);

“Three UK Share Sale Closing” has the meaning given to it in Clause 3.4.1(ii);

[***]

“Three UK Valuation” means the valuation of the Three UK Shares notified to Hutchison under Clause 3.1.2;

[***]

“Transaction” means the transactions contemplated by this Agreement;

“Transaction Announcement” means the announcement(s), in the Agreed Form, relating to the Transaction;

“Transaction Documents” means this Agreement, the Hutchison Disclosure Letter, the Vodafone Disclosure Letter, the Shareholders’ Agreement, the Loan Agreements, the Hutchison Trade Mark Agreement, the Vodafone Trade Mark Agreement, the Vodafone Trade Mark Loan Note, the Vodafone Intercompany Services Agreement, each of the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Vodafone Surviving Intra Group Agreements, the Transitional Services Agreement, the Tax Covenant and all documents entered into pursuant to this Agreement, and “Transaction Document” means any one of them;

“Transitional Services Agreement” means the agreement between [***] and Hutchison 3G UK Limited relating to the continuation of certain services, to be entered into on the date of this Agreement;

[***]

“TUPE” means the Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended or replaced from time to time) or any equivalent legislation in any other jurisdiction under which the employment of an employee or worker automatically transfers;

“Turkey Antitrust Condition” has the meaning given to it in Clause 5.1.8(iii);

“Turkish Competition Board” means the Turkish Competition Board (in Turkish, Türk Rekabet Kurulu) of the Republic of Turkey;

“UK” means the United Kingdom of Great Britain and Northern Ireland;

“UK Antitrust Condition” has the meaning given to it in Clause 5.1.6(iii)(b);

“UK GAAP” means the generally accepted accounting practice in the UK including Financial Reporting Standards (specifically Financial Reporting Standard 101 and, in respect of [***], Financial Reporting Standard 102) and Statements of Standard Accounting Practice, each as issued or adopted by the Financial Reporting Council, Abstracts issued by the Financial Reporting Council (and pronouncements previously issued by the Urgent Issues Task Force of the Accounting Standards Board) and pronouncements by the Conduct Committee of the Financial Reporting Council (or its predecessor, the Financial Reporting Review Panel);

“UKLRs” means the listing rules made by the FCA pursuant to Part VI of FSMA, as such may be amended, modified or revised from time to time;

“Underlying Claim” has the meaning given to it in Clause 14.3.2;

“VAT” means:

(a)	within the UK, any value added tax imposed by the VAT Act 1994 and legislation and regulations supplemental thereto;
(b)	within the European Union, such Taxation as may be levied in accordance with (but subject to derogations from) the Directive 2006/112/EC; and
(c)	any similar Taxation levied by reference to added value or sales, whether imposed in the UK or the European Union or imposed elsewhere, but excluding any duties, levies and similar charges;

[***]

“Vodafone Business Warranties” means the Vodafone Warranties, excluding the Vodafone Fundamental Warranties, and “Vodafone Business Warranty” means any one of the Vodafone Business Warranties;

“Vodafone Capitalisation Issue” has the meaning given to it in Clause 3.5.1(i);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Vodafone Capitalisation Shares” means such number of ordinary shares of £1.00 each in the entire issued share capital of Mergeco as shall result in Vodafone holding [***] per cent. of the entire issued ordinary share capital in Mergeco immediately following the simultaneous Vodafone Capitalisation Issue and Hutchison Capitalisation Issue, to be determined by Vodafone (so far as possible, based on the valuations and amounts notified to Hutchison under Clause 3.1.2) and notified to Hutchison no later than [***] Business Days prior to Closing;

[***]

“Vodafone Closing Lender” means the applicable lender under the Initial Vodafone Shareholder Loans (as defined in the Shareholders’ Agreement) and which shall be a Vodafone Retained Group Company;

[***]

“Vodafone Directors” means the directors of Vodafone Topco from time to time;

[***]

“Vodafone Disclosure Letter” means the letter dated on the same date as this Agreement from Vodafone to Mergeco disclosing:

(a)	certain information in relation to the Vodafone Warranties; and
(b)	details of other matters referred to in this Agreement;

[***]

“Vodafone Existing Debt” means the loan receivable owed by Mergeco to Vodafone International Operations Limited on the Closing Date, immediately prior to, and without giving effect to, the transactions contemplated under Clause 3;

“Vodafone FCA Condition” has the meaning given to it in Clause 5.1.4(iii);

[***]

“Vodafone General Meeting” means the general meeting (including any adjournment thereof) of the Vodafone Topco Shareholders to be convened in connection with the Transaction;

[***]

“Vodafone Group” means Vodafone Topco and its subsidiary undertakings from time to time (excluding Mergeco) and “Vodafone Group Company” means any entity in the Vodafone Group;

“Vodafone Group Insurance Policies” means all insurance policies maintained by the Vodafone Group from time to time under which any Vodafone UK Group Company is entitled to any benefit, other than any Vodafone UK Group Insurance Policies;

“Vodafone Guaranteed Obligations” has the meaning given to it in Clause 22.2.1;

[***]

“Vodafone’s Lawyers” means Slaughter and May of One Bunhill Row, London EC1Y 8YY, UK;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Vodafone Mergeco Directors” means the directors of Mergeco appointed on Closing by Vodafone pursuant to clause 5.1 (The Board and the Board Committees) of the Shareholders’ Agreement;

[***]

“Vodafone Reorganisation” means [***];

[***]

“Vodafone Representative Member” means the representative member of the Vodafone VAT Group (which at the date of this Agreement is Vodafone Group Services Limited);

“Vodafone Resolutions” has the meaning given to it in Clause 5.1.11;

“Vodafone Retained Group” means the entities in the Vodafone Group that are not part of the Vodafone UK Group or (after Closing) the Three UK Group and “Vodafone Retained Group Company”, means any entity in the Vodafone Retained Group;

[***]

“Vodafone Shareholder Resolution Condition” means the condition set out at Clause 5.1.11;

[***]

“Vodafone Shares” has the meaning given to it in the Shareholders’ Agreement;

[***]

“Vodafone Topco Shareholders” means the holders of shares in Vodafone Topco from time to time;

[***]

“Vodafone VAT Group” means the group of persons for VAT purposes to which the Vodafone Representative Member belongs;

“Vodafone Warranties” means the warranties given by Vodafone pursuant to Clause 11.3 and Schedule 16, and “Vodafone Warranty” means any one of them;

“Vodafone Wrong Pocket Asset” means any asset or property (which, for the avoidance of doubt, shall exclude any contract, agreement, service or employee) which relates exclusively or predominantly to the business of the Vodafone Retained Group but which, following Closing, is owned by the Mergeco Group;

[***]

“Warranty Claim” means a claim against:

(a)	Hutchison for breach of any of the warranties it makes under Schedule 14; or
(b)	Vodafone for breach of any of the warranties it makes under Schedule 16;

[***]

1.2	Singular, Plural, Gender

References to one gender include all genders and (unless the context otherwise requires) references to the singular include the plural and vice versa.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

1.3	References to Persons and Companies

References to:

1.3.1

a person include any individual, firm, company, body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality and including a limited liability partnership); and

1.3.2	a company include any company, corporation or other body corporate, wherever and however incorporated or established.
1.4	References to Subsidiaries and Holding Companies

The words “body corporate”, “holding company”, “subsidiary” and “subsidiary undertaking” shall have the same meanings in this Agreement as their respective definitions in the Companies Act 2006.

1.5	Connected Persons

A person shall be deemed to be connected with another if that person is connected with such other within the meaning of Section 1122 of CTA 2010.

1.6	Schedules etc.

References to this Agreement shall include any Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of, and Schedules to, this Agreement. References to paragraphs and Parts are to paragraphs and Parts of the Schedules. The Recitals and Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement.

1.7	Headings and Titles

Headings and titles are for convenience only and do not affect the interpretation of this Agreement.

1.8	Reference to Documents

References to, or to a provision of, this Agreement or any other document referred to in this Agreement (including any document in the Agreed Form) is a reference to, as applicable, this Agreement or that other document (or the relevant provision of, as applicable, this Agreement or that other document) as amended, restated, novated or supplemented (other than in breach of the provisions of, as applicable, this Agreement or that other document) at any time.

1.9	References to Statutes

References to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted and shall include any subordinate legislation made from time to time under that statute or statutory provision.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

1.10	Information

References to books, records or other information mean books, records or other information in any form, including paper, electronically stored data, magnetic media, film and microfilm.

1.11	Non-Limiting Effect of Words

References to “include”, “includes”, “including”, “in particular” and words of similar effect shall be deemed to be followed by the words “without limitation” and shall not be deemed to limit the general effect of the words that precede them.

1.12	General Words

The rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things. General words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

1.13	Meaning of “to the extent that” and Similar Expressions

The formulation “to the extent that” shall mean “if, but only to the extent that” and not solely “if”, and similar expressions shall be construed in the same way.

1.14	References to “liabilities”, “costs” and/or “expenses”

References to “liabilities”, “costs” and/or “expenses” incurred by a person shall not include any amount in respect of VAT comprised in such liabilities, costs and/or expenses for which that person or, if relevant, any other member of the VAT group to which that person belongs is entitled to credit as input tax.

1.15	References to “indemnify” or “indemnifying”

References to “indemnify” or “indemnifying” any person against any circumstance shall mean indemnifying and keeping them harmless, on an after-Tax basis, from all actions, claims and proceedings from time to time made against such person and all loss, damage, payments, costs or reasonable expenses suffered made or incurred by such person as a consequence of that circumstance.

1.16	Meaning of “after-Tax basis”

Any indemnity, covenant or other obligation to pay (the “Payment Obligation”) being given or assumed to be given on an “after-Tax basis” means that the amount payable pursuant to such Payment Obligation (the “Payment”) shall be calculated in such a manner as will ensure that, after taking into account:

1.16.1	any Tax required to be deducted or withheld from the Payment; and
1.16.2

the amount and timing of any additional Tax which becomes payable by the recipient of the Payment or any member of the recipient’s Group (as defined in the Shareholders’ Agreement) as a result of the Payment’s being subject to Tax in the hands of the recipient of the Payment (provided that, where the Payment Obligation is Hutchison’s and relates to a Payment to be made to Mergeco, this Clause 1.16.2 shall not apply if and to the extent that the Payment, together with the aggregate amount of all previous Payments made by Hutchison to Mergeco on an after-Tax

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

basis under this Agreement and any payments made by Hutchison to Mergeco pursuant to the Tax Covenant, exceeds an amount equal to the aggregate value, in each case as at the Three UK Share Sale Closing, of the Mergeco Contribution Shares and the Mergeco Loan Note 1); and

1.16.3

the amount and timing of any Tax benefit which is obtained by the recipient of the Payment or any member of the recipient’s Group (as defined in the Shareholders’ Agreement) to the extent that such Tax benefit is attributable to the matter giving rise to the Payment Obligation or to the receipt of the Payment, the recipient of the Payment and any member of the recipient’s Group (as defined in the Shareholders’ Agreement) is in the same position as that in which they would have been if the matter giving rise to the Payment Obligation had not occurred (or, in the case of a Payment Obligation arising by reference to a matter affecting a person other than the recipient of the Payment, the recipient of the Payment and that other person are, taken together, in the same position as that in which they would have been had the matter giving rise to the Payment Obligation not occurred), provided that the amount of the Payment shall not exceed that which it would have been if it had been regarded for all Tax purposes as received solely by the recipient and not any other person, and except to the extent that the recipient is Mergeco and it is left in a worse position solely as a result of the operation of the proviso at the end of Clause 1.16.2.

1.17	Legal Terms

References to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be treated as a reference to any analogous term in that jurisdiction.

1.18	Obligations to Procure

Unless otherwise expressly provided, the expression “procure” where used in the context of the Three UK JV Companies or the Vodafone UK JV Companies means the relevant party undertaking to exercise (or caused to be exercised) its voting rights (if any) in the relevant Three UK JV Company or Vodafone UK JV Company and to use any and all other powers vested in it from time to time as legal and/or beneficial owner of the shares in the relevant Three UK JV Companies or the Vodafone UK JV Companies.

1.19	Currency

In this Agreement, references to “£” are references to the lawful currency from time to time of the UK and references to “€” are references to the single currency from time to time of any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

1.20	References to a “day”

References to a “day” (including within the phrase “Business Day”) shall mean a period of 24 hours running from midnight to midnight (London time).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

1.21	References to a Time Period

References to a time period where such time period is to be counted in days, months or weeks shall, unless otherwise indicated, commence on the date of notice and such period shall include the first day, month or week (as appropriate) of that period.

1.22	References to “occurrence-based”

References to “occurrence-based” insurance policies shall mean a type of insurance policy that provides coverage for claims that arise from incidents that occurred during the policy period, regardless of whether the claim with respect to the relevant incident is reported or made within or after the policy period.

2	Pre-Closing Reorganisations

On and subject to the terms of this Agreement:

2.1	Hutchison and Hutchison Topco shall procure that the Hutchison Reorganisation is implemented in accordance with the provisions of Schedule 4; and
2.2	Vodafone and Vodafone Topco shall procure that the Vodafone Reorganisation is implemented in accordance with the provisions of Schedule 5,

and in each case in compliance with applicable laws and having obtained, to the extent required to be obtained, relevant regulatory or third party waivers, consents, derogations, amendments, licences or approvals in connection therewith.

3	Closing Transactions
3.1	Closing Transactions
3.1.1

On and subject to the terms of this Agreement, each of Hutchison, Hutchison Topco, Vodafone, Vodafone Topco and Mergeco shall, and Hutchison Topco shall procure that the relevant Hutchison Group Companies shall, comply with and implement the transactions under, and Vodafone Topco shall procure that the relevant Vodafone Group Companies shall, comply with and implement the transactions under, Clauses 3.3 to 3.6 sequentially on the date specified for Closing in accordance with Clause 8.1 or Clause 8.4.3 (as applicable). Illustrative diagrams of the transactions under Clauses 3.3 to 3.6 are set out in Schedule 6. Where there is any inconsistency between Clauses 3.3 to 3.6 and Schedule 6, Clauses 3.3 to 3.6 shall prevail.

3.1.2

Not later than [***] Business Days prior to Closing, Vodafone shall (having acted reasonably to determine such values and amounts, and with Hutchison providing reasonable cooperation in producing such determination) notify Hutchison of: (i) the Three UK Valuation; (ii) the valuation of the Vodafone UK Shares; (iii) the required amount of intra-group debt for the Vodafone UK Group and; (iv) the required amount (comprising principal and interest) of the Hutchison Shareholder Loans, in each case for the purposes of the transactions under: (a) Clauses 3.3 to 3.6; (b) paragraphs 6 to 11 of Schedule 5; and (c) paragraph 2 of Schedule 4.

3.1.3	The required amount (comprising principal and interest) of the Hutchison Shareholder Loans notified by Vodafone to Hutchison must not be less than [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

3.1.4	The aggregate amount of: (i) the Mergeco Loan Note 1; (ii) the nominal value of the Mergeco Contribution Shares; and (iii) the Mergeco Contribution Share Premium, shall not be greater than [***].
3.1.5

Vodafone shall begin the process to determine the valuations and amounts to be notified to Hutchison pursuant to Clause 3.1.2 when it reasonably considers Closing to be no more than [***] months away. Vodafone shall consult with Hutchison regarding the determination of such valuations and amounts and shall take into account any reasonable comments made by Hutchison during such consultation. Hutchison shall provide its reasonable cooperation to Vodafone in producing such determination.

3.1.6

Hutchison shall not be required to use any valuations or amounts notified to it under Clause 3.1.2, or otherwise determined by Vodafone in relation to any instrument issued or transferred under Clauses 3.3 to 3.5, for any purposes other than the transactions under Clauses 3.3 to 3.5 and paragraph 2 of Schedule 4.

3.1.7

When determining the amounts and values to be used for each of the transactions under Clauses 3.3 to 3.5, Vodafone shall, so far as possible, determine such amounts and values so that each transaction is at an arm’s length value, based on an assumption that the valuations and amounts notified to Hutchison under Clause 3.1.2 are correct.

3.1.8	Prior to the Closing Date, Vodafone shall implement (and shall procure that Mergeco and each Vodafone UK Group Company implement) paragraphs 6 to 11 of Schedule 5.
3.1.9	Prior to the Closing Date, Hutchison shall implement (and shall procure that each Three UK Group Company implements) paragraph 2 of Schedule 4.
3.2	Closing Estimates
3.2.1	Not later than [***] Business Days prior to Closing, Hutchison shall notify Vodafone of the following:
(i)	the Estimated Hutchison Closing Cash;
(ii)	the Estimated Hutchison Closing Debt; and
(iii)	the Estimated Hutchison Closing Working Capital.
3.2.2	Not later than [***] Business Days prior to Closing, Vodafone shall notify Hutchison of the following:
(i)	the Estimated Vodafone Closing Cash;
(ii)	the Estimated Vodafone Closing Debt; and
(iii)	the Estimated Vodafone Closing Working Capital.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

3.3	[***]
3.4	Contribution of the Three UK Shares and Sale of Debt
3.4.1	Contribution of the Three UK Shares
(i)	Immediately following the Mergeco Sale Closing, Hutchison shall sell, and Mergeco shall purchase, the Three UK Shares (the “Three UK Share Sale”).
(ii)

The Three UK Shares shall be sold free from Encumbrances and together with all rights and advantages attaching to them (including the right to receive all dividends or distributions declared, made or paid on or after completion of the Three UK Share Sale (the “Three UK Share Sale Closing”)).

(iii)	Hutchison shall procure that, on or prior to the Three UK Share Sale Closing, any and all rights of pre-emption over the Three UK Shares are waived irrevocably by the persons entitled thereto.
(iv)	In consideration for the sale and purchase of the Three UK Shares:
(a)	Mergeco shall issue the Mergeco Contribution Shares to Hutchison, with a portion of such consideration allocated to the Mergeco Contribution Share Premium; and
(b)	Mergeco shall issue the Mergeco Loan Note 1 to Hutchison.
(v)

The Mergeco Contribution Shares shall be issued fully paid, free from Encumbrances and shall rank in all respects pari passu with the existing issued fully paid shares in Mergeco, including the right to receive all dividends and other distributions declared, made or paid by Mergeco after the Three UK Share Sale Closing.

3.4.2	Sale of Part of Debt Held by Hutchison in Three UK
(i)	Simultaneously with the Three UK Share Sale Closing, Hutchison shall sell, and Mergeco shall purchase, the Hutchison Excess Debt.
(ii)	In consideration for the sale and purchase of the Hutchison Excess Debt, Mergeco shall issue the Mergeco Loan Note 2 to Hutchison.
3.4.3	Settlement of Mergeco Sale Shares Consideration

Immediately following the completion of the transactions contemplated under Clauses 3.4.1 and 3.4.2, Hutchison shall assign an amount of the Mergeco Loan Note 1 equal to the Mergeco Sale Shares Consideration to Vodafone in full repayment and settlement of the Mergeco Sale Shares Consideration, which was left outstanding under Clause 3.3.4.

3.5	Capitalisation of Mergeco Debt
3.5.1	Vodafone Capitalisation
(i)	Immediately following the completion of the transactions under Clause 3.4, Mergeco shall issue the Vodafone Capitalisation Shares to Vodafone (the "Vodafone Capitalisation Issue”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(ii)

The Vodafone Capitalisation Shares shall be issued fully paid, free from Encumbrances and shall rank in all respects pari passu with the existing issued fully paid shares in Mergeco, including the right to receive all dividends and other distributions declared, made or paid by Mergeco after the Vodafone Capitalisation Issue.

(iii)	The consideration for the Vodafone Capitalisation Issue shall be satisfied by the release of:
(a)	the Vodafone Existing Debt; and
(b)	the portion of the Mergeco Loan Note 1 assigned to Vodafone under Clause 3.4.3.
3.5.2	Hutchison Capitalisation
(i)	Simultaneously with the Vodafone Capitalisation Issue, Mergeco shall issue the Hutchison Capitalisation Shares to Hutchison (the “Hutchison Capitalisation Issue”).
(ii)

The Hutchison Capitalisation Shares shall be issued fully paid, free from Encumbrances and shall rank in all respects pari passu with the existing issued fully paid shares in Mergeco, including the right to receive all dividends and other distributions declared, made or paid by Mergeco after the Hutchison Capitalisation Issue.

(iii)	The consideration for the Hutchison Capitalisation Issue under this Agreement shall be satisfied by the release of:
(a)	the remaining amount owed to Hutchison under the Mergeco Loan Note 1, which will remain outstanding after completion of the transactions under Clause 3.4.3; and
(b)	the Mergeco Loan Note 2.
3.5.3

The parties acknowledge and agree that, immediately following completion of the transactions set out in Clauses 3.5.1 and 3.5.2, Hutchison shall hold 49 per cent. of the entire issued ordinary share capital in Mergeco and Vodafone shall hold 51 per cent. of the entire issued ordinary share capital in Mergeco. When Mergeco’s share register is updated to reflect such transactions, Vodafone’s name shall be entered first in the register with Hutchison’s name to be entered in the register immediately thereafter.

3.6	Mergeco Refinancing
3.6.1

Immediately following completion of the transactions set out in Clauses 3.3 to 3.5, Vodafone shall procure that Vodafone Closing Lender shall lend [***] to Mergeco pursuant to the terms and conditions of the Three UK Loan Agreement (the “Three UK Loan”).

3.6.2

Immediately following receipt of the proceeds of the Three UK Loan, Mergeco shall lend all such proceeds received pursuant to the Three UK Loan to Three UK and shall procure that Three UK shall apply all such proceeds in full repayment and settlement of the Hutchison Existing Debt.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

3.7	Closing Accounts Consideration
3.7.1

If (i) the amount of the Estimated Hutchison Closing Cash (stated as a positive amount) plus the Estimated Hutchison Closing Debt (stated as a negative amount) is a greater negative amount than (ii) the amount of the Target Hutchison Cash (stated as a positive amount) plus the Target Hutchison Debt (stated as a negative amount), then Hutchison shall make a payment equal to the difference to Mergeco.

3.7.2

If (i) the amount of the Estimated Hutchison Closing Cash (stated as a positive amount) plus the Estimated Hutchison Closing Debt (stated as a negative amount) is a lesser negative amount than (ii) the amount of the Target Hutchison Cash (stated as a positive amount) plus the Target Hutchison Debt (stated as a negative amount), then Mergeco shall make a payment equal to the difference to Hutchison.

3.7.3	If the Estimated Hutchison Closing Working Capital is less than the Target Hutchison Working Capital, then Hutchison shall make a payment equal to the difference to Mergeco.
3.7.4	If the Estimated Hutchison Closing Working Capital is greater than the Target Hutchison Working Capital, then Mergeco shall make a payment equal to the difference to Hutchison.
3.7.5

If (i) the amount of the Estimated Vodafone Closing Cash (stated as a positive amount) plus the Estimated Vodafone Closing Debt (stated as a negative amount) is a greater negative amount than (ii) the amount of the Target Vodafone Cash (stated as a positive amount) plus the Target Vodafone Debt (stated as a negative amount), then Vodafone shall make a payment equal to the difference to Mergeco.

3.7.6

If (i) the amount of the Estimated Vodafone Closing Cash (stated as a positive amount) plus the Estimated Vodafone Closing Debt (stated as a negative amount) is a lesser negative amount than (ii) the amount of the Target Vodafone Cash (stated as a positive amount) plus the Target Vodafone Debt (stated as a negative amount), then Mergeco shall make a payment equal to the difference to Vodafone.

3.7.7	If the Estimated Vodafone Closing Working Capital is less than the Target Vodafone Working Capital, then Vodafone shall make a payment equal to the difference to Mergeco.
3.7.8	If the Estimated Vodafone Closing Working Capital is greater than the Target Vodafone Working Capital, then Mergeco shall make a payment equal to the difference to Vodafone.
3.7.9

Each of Vodafone and Hutchison shall make the payments which each of them is obliged to make pursuant to this Clause 3.7, on the basis of the calculations set out herein. Each such payment shall be settled through the pre-closing steps: (i) for payments between Vodafone and Mergeco, by adjusting the amount of the Vodafone UK Pre-Closing Dividend payable under paragraph 9 of Schedule 5 and making an equivalent adjustment to the amount of the dividend payable by Mergeco to Vodafone under paragraph 11 of Schedule 5; or (ii) for payments between Hutchison and Mergeco, by adjusting the actions to be taken in accordance with paragraph 2 of Schedule 4.

3.7.10	To the extent that any payments pursuant to this Clause 3.7 are not settled under Clause 3.7.9, such payments shall be made on Closing by causing such payments

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

to be credited to the bank account(s) as may be designated by such party, in full, in pounds sterling and in immediately available cash funds.

3.8	Adjustments to Consideration

Any payment made by Vodafone or Hutchison to Mergeco, or by Mergeco to Vodafone or Hutchison, shall (so far as possible) be treated as an adjustment to the consideration for the sale of the Vodafone UK Shares pursuant to the Vodafone UK Share Sale or the Three UK Shares pursuant to the Three UK Share Sale (as appropriate) to Mergeco to the extent of the payment. Any payment made by Vodafone to Hutchison, or by Hutchison to Vodafone, shall (so far as possible) be treated as an adjustment to the consideration for the sale of the Mergeco Sale Shares to the extent of the payment.

4	Closing Accounts

The provisions of Schedule 7 shall apply.

5	Conditions
5.1	Conditions Precedent

The Closing Transactions are conditional upon satisfaction of the following conditions, or their satisfaction subject only to Closing:

5.1.1	The Hutchison Reorganisation Condition

The Hutchison Reorganisation being implemented in accordance with the provisions of paragraphs 1 and 3 of Schedule 4, subject to Clause 5.2.1(iii) (the “Hutchison Reorganisation Condition”).

5.1.2	The Vodafone Reorganisation Condition

The Vodafone Reorganisation being implemented in accordance with the provisions of paragraphs 1 to 5 of Schedule 5, subject to Clause 5.2.2(iii) (the “Vodafone Reorganisation Condition”).

5.1.3	The Hutchison FCA Condition

In respect of Hutchison and any other Hutchison Group Company which will acquire control (for the purposes of FSMA) over Vodafone UK as a result of the Transaction (each an “Additional Hutchison Controller”), the FCA:

(i)

having given written notice for the purposes of Section 189(4)(a) of FSMA that it has determined to approve such acquisition of control by Hutchison and any Additional Hutchison Controller unconditionally (save as to the period within which the acquisition of control must occur), provided that each such approval remains effective; or

(ii)

having given written notice for the purposes of Section 189(7) of FSMA that it has determined to approve such acquisition of control by Hutchison and any Additional Hutchison Controller subject to conditions, provided that each such approval remains effective and that, where applicable, the FCA has confirmed in writing that it considers any condition imposed by it to have been satisfied; or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(iii)

being treated, by virtue of Section 189(6) of FSMA, as having approved such acquisition of control by Hutchison and any Additional Hutchison Controller (together with Clauses 5.1.3(i) and 5.1.3(ii), the “Hutchison FCA Condition”).

5.1.4	The Vodafone FCA Condition

In respect of Vodafone and any other Vodafone Group Company which will acquire control (for the purposes of FSMA) over Hutchison 3G UK Limited as a result of the Transaction (each an “Additional Vodafone Controller”), the FCA:

(i)

having given written notice for the purposes of Section 189(4)(a) of FSMA that it has determined to approve such acquisition of control by Vodafone and any Additional Vodafone Controller unconditionally (save as to the period within which the acquisition of control must occur), provided that each such approval remains effective; or

(ii)

having given written notice for the purposes of Section 189(7) of FSMA that it has determined to approve such acquisition of control by Vodafone and any Additional Vodafone Controller subject to conditions, provided that each such approval remains effective and that, where applicable, the FCA has confirmed in writing that it considers any condition imposed by it to have been satisfied; or

(iii)

being treated, by virtue of Section 189(6) of FSMA, as having approved such acquisition of control by Vodafone and any Additional Vodafone Controller (together with Clauses 5.1.4(i) and 5.1.4(ii), the “Vodafone FCA Condition”).

5.1.5	The Mergeco FCA Condition

In respect of Mergeco, the FCA:

(i)

having given written notice for the purposes of Section 189(4)(a) of FSMA that it has determined to approve the acquisition of control by Mergeco over Hutchison 3G UK Limited which would arise as a result of the Transaction unconditionally (save as to the period within which the acquisition of control must occur), provided that such approval remains effective; or

(ii)

having given written notice for the purposes of Section 189(7) of FSMA that it has determined to approve such acquisition of control by Mergeco subject to conditions, provided that each such approval remains effective and that, where applicable, the FCA has confirmed in writing that it considers any condition imposed by it to have been satisfied; or

(iii)

being treated, by virtue of Section 189(6) of FSMA, as having approved the acquisition of control by Mergeco over Hutchison 3G UK Limited (together with Clauses 5.1.5(i) and 5.1.5(ii), the “Mergeco FCA Condition”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

5.1.6	The UK Antitrust Condition

The occurrence of any of the following events:

(i)	confirmation having been received from the CMA that the CMA does not intend to refer the Transaction under Section 33(1) of the Enterprise Act for a Phase 2 CMA Reference; or
(ii)

confirmation having been received from the CMA that the CMA proposes to accept undertakings (as offered by the parties in accordance with Clause 5.2.4(ii)) in lieu of a Phase 2 CMA Reference in respect of the Transaction under Section 73 of the Enterprise Act; or

(iii)	following a Phase 2 CMA Reference, either:
(a)	confirmation having been received from the CMA that the Transaction may proceed without any undertakings, conditions or orders; or
(b)

confirmation having been received from the CMA that the Transaction may proceed subject to the giving of Commitments in accordance with Clause 5.2.4(ii), and all conditions contained in such decision having been satisfied or complied with (together with Clauses 5.1.6(i) and 5.1.6(ii), the “UK Antitrust Condition”).

5.1.7	The EU Antitrust Condition

To the extent that the Transaction amounts to a concentration subject to review by the European Commission under the EU Merger Regulation:

(i)

the European Commission declaring that the Transaction is compatible with the internal market, either unconditionally or conditional subject to the giving of Commitments in accordance with Clause 5.2.4(ii), pursuant to Article 6(1)(b), Article 6(2), Article 8(1) or Article 8(2) of the EU Merger Regulation and all conditions contained in such decision having been satisfied or complied with; or

(ii)	there has been a deemed approval in respect of the Transaction under the EU Merger Regulation pursuant to Article 10(6) of the EU Merger Regulation; or
(iii)

in the event that all or any part of the Transaction is referred, or is deemed under the EU Merger Regulation or Protocol 24 of the EEA Agreement to have been referred, by the European Commission to the competent authorities of one or more European Union member states or EFTA States, all such competent authorities whose approval is necessary for Closing of all or part of the Transaction to occur, adopting, or having been deemed under relevant laws to have adopted, all decisions and approvals necessary to allow Closing of the Transaction, either unconditionally or conditional subject to the giving of Commitments in accordance with Clause 5.2.4(ii) and all conditions contained in such decisions having been satisfied or complied with (together with Clauses 5.1.7(i) and 5.1.7(ii), the “EU Antitrust Condition”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

5.1.8	The Turkey Antitrust Condition

To the extent that the Transaction triggers a mandatory filing under Turkey Law No. 4054:

(i)

the unconditional or conditional (subject to the giving of Commitments in accordance with Clause 5.2.4(ii)) approval of the Turkish Competition Board for the Transaction having been obtained in writing; or

(ii)	the Turkish Competition Board having decided that the Transaction is not subject to the approval of the Turkish Competition Board; or
(iii)

the approval of the Turkish Competition Board having been deemed to have been given by virtue of the failure or omission by the Turkish Competition Board to respond to the application within a period of [***] calendar days commencing from the date of submission of such application or the date on which the Turkish Competition Board deems the relevant submission complete (together with Clauses 5.1.8(i) and 5.1.8(ii), the “Turkey Antitrust Condition”).

5.1.9	The NS&I Condition

To the extent that the Transaction (including any interim steps in implementation of the Transaction, if applicable) triggers one or more mandatory filings by either or all parties under the NS&I Act, all such filing(s) having been accepted and in respect of each such filing either:

(i)	confirmation having been received under Section 14(8)(b)(ii) of the NS&I Act that the SoS will not take any further action in relation to the Transaction; or
(ii)	following a call-in notice, the SoS giving a final notification under Section 26 of the NS&I Act that no further action will be taken under the NS&I Act in relation to the Transaction; or
(iii)

following a call-in notice, the SoS making a final order under Section 26 of the NS&I Act which does not prohibit the Transaction, or any interim step in the implementation of the Transaction as the case may be, or which allows the Transaction, or any interim step in implementation of the Transaction as the case may be, to proceed on terms satisfactory to the parties in accordance with Clause 5.2.4(ii) (together with Clauses 5.1.9(i) and 5.1.9(ii), the “NS&I Condition”).

5.1.10	The Hutchison Shareholder Resolution Condition

The CKHH Shareholders having passed requisite resolutions (the “Hutchison Resolutions”) at a general meeting approving the Transaction and [***], to the extent required by and in accordance with the HKLRs and applicable laws for the parties to this Agreement to consummate the Transaction and [***] (the “Hutchison Shareholder Resolution Condition”).

5.1.11	The Vodafone Shareholder Resolution Condition

The Vodafone Topco Shareholders having passed requisite resolutions (the “Vodafone Resolutions”) at a general meeting approving [***], [***] and [***], to the extent required by and in accordance with the UKLRs and applicable laws for the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

parties to consummate [***], [***] and [***] (the “Vodafone Shareholder Resolution Condition”).

5.1.12	[***]
5.2	[***]
5.3	Non-Satisfaction/Waiver
5.3.1	None of the conditions set out in Clause 5.1 may be waived in whole or in part at any time.
5.3.2

If any of the conditions set out in Clause 5.1 are not satisfied by 5.00 p.m. (London time) on the Longstop Date, any party may, in its sole discretion, terminate this Agreement (other than the Surviving Clauses), provided that in each case the party proposing to terminate this Agreement is not in material breach of this Agreement.

6	Pre-Closing
6.1	Hutchison’s Obligations in Relation to the Conduct of Business
6.1.1

Subject to Clause 6.1.3, Hutchison shall procure that between the date of this Agreement and Closing, each Three UK Group Company shall carry on its business: (a) as a going concern; (b) materially in compliance with applicable laws; and (c) in the ordinary course as carried on in the [***] months prior to the date of this Agreement, save insofar as agreed in writing by Vodafone (such consent not to be unreasonably withheld or delayed).

6.1.2

Without prejudice to the generality of Clause 6.1.1 and subject to Clause 6.1.3, Hutchison shall procure that, in order to preserve the value of the Three UK Business, between the date of this Agreement and Closing, each Three UK Group Company shall not, except as may be expressly required to give effect to and to comply with this Agreement, without the prior written consent of Vodafone (such consent not to be unreasonably withheld or delayed) undertake any of the actions set out in Schedule 8. For the avoidance of doubt, any of the actions which are carved out or otherwise permitted under Schedule 8 shall in each case only be permitted to the extent not otherwise inconsistent with any of the other covenants, undertakings or obligations expressly provided for in the Transaction Documents.

6.1.3	[***]
6.1.4

Without prejudice to the generality of Clause 6.1.1, prior to Closing, Hutchison shall, subject to compliance with Data Protection Legislation and other applicable laws (including any required security clearances) and the parties’ confidentiality obligations set out in Clause 17.2, procure that the Three UK Group shall allow Vodafone and its agents, upon reasonable notice, reasonable access to, and to take copies of, the books, records and documents of or relating in whole or in part to the Three UK Group, provided that the obligations of Hutchison under this Clause 6.1.4 shall not extend to allowing access to information which:

(i)	is commercially sensitive information of the Three UK Group; or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(ii)	relates to the Hutchison Intra Group Agreements that terminate at or prior to Closing.
6.2	Vodafone’s Obligations in Relation to the Conduct of Business
6.2.1

Subject to Clause 6.2.4, Vodafone shall procure that, between the date of this Agreement and the satisfaction of the Vodafone Reorganisation Condition, Mergeco shall not engage in any activities, carry out any business or incur any obligations or liabilities (including Financial Debt) (whether accrued, absolute, contingent or otherwise), other than engaging in activities or incurring liabilities incidental to the maintenance of its corporate existence or for the purposes of the execution or implementation of this Agreement (including, but not limited to, the Vodafone Reorganisation) and any other Transaction Document to which it is a party.

6.2.2

Subject to Clause 6.2.4, Vodafone shall procure that: (i) between the date of this Agreement and Closing, each Vodafone UK Group Company shall; and (ii) between the date of the satisfaction of the Vodafone Reorganisation Condition and Closing, Mergeco shall, each carry on their respective businesses: (a) as a going concern; (b) materially in compliance with applicable laws; and (c) in the ordinary course as carried on in the [***] months prior to the date of this Agreement (and in the case of Mergeco, as carried on by the Vodafone UK Group), save insofar as agreed in writing by Hutchison (such consent not to be unreasonably withheld or delayed).

6.2.3

Without prejudice to the generality of Clauses 6.2.1 and 6.2.2 and subject to Clause 6.2.4, Vodafone shall procure that, in order to preserve the value of the Vodafone UK Business and the business of Mergeco, between the date of this Agreement and Closing, each Vodafone UK Group Company and Mergeco shall not, except as may be expressly required to give effect to and to comply with this Agreement, without the prior written consent of Hutchison (such consent not to be unreasonably withheld or delayed) undertake any of the actions set out in Schedule 9. For the avoidance of doubt, any of the actions which are carved out or otherwise permitted under Schedule 9 shall in each case only be permitted to the extent not otherwise inconsistent with any of the other covenants, undertakings or obligations expressly provided for in the Transaction Documents.

6.2.4	[***]
6.2.5

Without prejudice to the generality of Clauses 6.2.1 and 6.2.2, prior to Closing, Vodafone shall, subject to compliance with Data Protection Legislation and other applicable laws (including any required security clearances) and the parties’ confidentiality obligations set out in Clause 17.2, procure that the Vodafone UK Group and Mergeco shall allow Hutchison and its agents, upon reasonable notice, reasonable access to, and to take copies of, the books, records and documents of or relating in whole or in part to the Vodafone UK Group and Mergeco, provided that the obligations of Vodafone under this Clause 6.2.5 shall not extend to allowing access to information which:

(i)	is commercially sensitive information of the Vodafone UK Group and Mergeco (as the case may be); or
(ii)	relates to the Vodafone Intra Group Agreements that are terminating pursuant to Clause 20.1.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

6.3	Pre-Closing Undertakings
6.3.1	[***]
6.3.2

Between the date of this Agreement and Closing, Vodafone and Hutchison shall work together (acting in good faith) to adjust (and agree any resulting updates to) the Draft Business Plan and the Draft Budget to take into account and reflect circumstances and developments which have impacted (or are reasonably likely to impact) the Vodafone UK Business and/or the Three UK Business and the synergy targets for the Mergeco Group, including (without limitation) for the following matters:

(i)	changes to the underlying performance of the Vodafone UK Business and/or the Three UK Business;
(ii)	[***]
(iii)

adjustments for any other fact or circumstance arising between the date of this Agreement and Closing (if not already taken into account in an adjustment for the matters referred to in Clauses 6.3.2(i) and 6.3.2(ii)).

6.3.3	Each of Vodafone and Hutchison severally undertakes to comply with Clause 6.3.2 without unreasonable delay in order to avoid any postponement to the date for Closing under Clause 8.1.2.
6.3.4

The updated Initial Business Plan and the updated Initial Budget shall be delivered and adopted by Mergeco at Closing in accordance with clause 2.2(A) (Establishment of the Company) of the Shareholders’ Agreement.

6.3.5	Between the date of this Agreement and Closing, Vodafone and Hutchison shall work together to agree an integration plan, acting reasonably and in good faith (and subject to applicable law).
6.3.6

To the extent permitted by applicable law, each of Hutchison and Vodafone severally undertakes, subject to the implementation of appropriate clean team arrangements (in accordance with the terms of the Clean Team Agreement or as otherwise required), and without prejudice to Clause 17, to keep Vodafone (in the case of Hutchison) and Hutchison (in the case of Vodafone) reasonably informed of the Three UK Group’s (in the case of Hutchison) and the Vodafone UK Group’s (in the case of Vodafone) trading updates prior to Closing, including (unless otherwise agreed between Vodafone and Hutchison):

(i)

providing each other on a [***] basis with a report in the form contained in Part A of Schedule 18 (such report to be provided no later than [***], and containing financial information in respect of [***]);

(ii)

at the reasonable request of Vodafone (in the case of Hutchison) and Hutchison (in the case of Vodafone), meeting with Vodafone’s (in the case of Hutchison) and Hutchison’s (in the case of Vodafone) representatives no more frequently than [***] to discuss the reports referred to in paragraph (i);

(iii)

providing each other’s clean team on a [***] basis (ending for such purposes on [***]) with a report in the form contained in Part B of Schedule 18 (such report to be provided no later than [***], and containing financial information in respect of [***]); and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(iv)

at the reasonable request of Vodafone (in the case of Hutchison) and Hutchison (in the case of Vodafone), meeting with Vodafone’s (in the case of Hutchison) and Hutchison’s (in the case of Vodafone) clean-team representatives no more frequently than [***] to discuss the reports referred to in paragraph (ii) above.

6.3.7

Hutchison shall procure that the Three UK Group reviews the matters set out in row 17.3 of the Hutchison Disclosure Letter as soon as reasonably practicable after the date of this Agreement, with a view to align those with [***].

6.3.8	[***]
6.3.9	[***]
6.3.10	[***]
6.4	[***]
6.5	Mergeco Corporate Governance
6.5.1

Between the date of this Agreement and Closing, Hutchison, Vodafone and Mergeco shall co-operate and seek to agree the following, the agreed forms of which shall be adopted by Mergeco on Closing in accordance with the Shareholders’ Agreement:

(i)	the new articles of association of Mergeco (the “Mergeco Articles of Association”);
(ii)	the terms of reference of each of the following committees:
(a)	the Audit and Risk Committee;
(b)	the Remuneration Committee; and
(c)	the Strategy and Merger Integration Committee (together with Clauses 6.5.1(i) and 6.5.1(ii), the “Board Committees Terms of Reference”),

in each case incorporating, and based on, the principles set out in the Shareholders’ Agreement.

6.5.2	Between the date of this Agreement and Closing, Vodafone undertakes to provide Hutchison, upon request, with any draft or copy of: (i) [***]; and (ii) the Vodafone Group accounting policies.
6.5.3	[***]
6.6	Pre-Closing Asset Transfers
6.6.1	Between the date of this Agreement and the Closing Date:
(i)

Vodafone shall procure that the assets or properties listed in items 7, 8 and 9 of Part A of Schedule 19 and all of the items listed in Part B of Schedule 19 are transferred by the relevant Vodafone UK Group Company to such Vodafone Retained Group Company as it may nominate, on terms to be agreed by Vodafone and Hutchison between the date of this Agreement and Closing, provided that such transfers will: (a) be at no cost to Mergeco; (b) be undertaken in accordance with applicable law and free from

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Encumbrances; (c) provide that Mergeco retains physical access rights to the assets or properties; and (d) complete fully prior to the Closing Date and with no obligations or liabilities in relation to, or arising of, such transfer and assets remaining outstanding on or after the Closing Date;

(ii)

Vodafone shall have the right (but not the obligation) to procure that the assets or properties listed in items 1 to 6 (inclusive) of Part A of Schedule 19 may be transferred by a Vodafone UK Group Company to such Vodafone Retained Group Company as it may nominate for such value as it may determine in accordance with applicable law and free from Encumbrances, such transfer to complete prior to the Closing Date, provided that any such transfer does not have a deleterious effect on the Vodafone UK Business and the business of the Mergeco Group; and

(iii)

Prior to Closing, Vodafone and Hutchison shall negotiate in good faith to agree any action which they, acting reasonably, consider is necessary to take in relation to any of the assets or properties listed in Part C of Schedule 19.

6.7	[***]
6.8	[***]
7	Change of Name

Between the date of this Agreement and Closing, Hutchison and Vodafone shall agree the name of Mergeco.

8	Closing
8.1	Date and Place
8.1.1

Subject to Clause 5 and Clause 8.1.2 (and subject to Clause 8.4), Closing shall take place at the offices of Hutchison’s Lawyers on the last calendar day of the month in which the notification of the fulfilment, or their fulfilment subject only to Closing, of the condition(s) set out in Clause 5.1 takes place, except that where less than [***] Business Days remain between such fulfilment and the last calendar day of the month, Closing shall take place on the last calendar day of the following month, or at such other location or date as may be agreed between Vodafone and Hutchison.

8.1.2

Subject to Clauses 6.3.3 and 8.4, in the event that: (i) a date for Closing has been scheduled pursuant to Clause 8.1.1; and (ii) Vodafone and Hutchison have not agreed updates to either the Draft Business Plan or the Draft Budget in accordance with Clause 6.3.2, then the date for Closing shall be postponed to the last calendar day of the month in which Vodafone and Hutchison agree such updates (except that where less than [***] Business Days remain between the date on which such updates are agreed and the last calendar day of the month, Closing shall take place on the last calendar day of the following month, or on such other date as may be agreed between Vodafone and Hutchison).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

8.2	Closing Events

By 10.00 a.m. (London time) on the date fixed for Closing in accordance with Clause 8.1, Hutchison, Vodafone and Mergeco shall comply with their respective obligations specified in Clause 3 and Schedule 10, subject to Clause 8.3.

8.3	When Closing Shall Have Taken Place
8.3.1

Subject to Clause 8.6.2, all documents and items delivered at Closing pursuant to Clauses 3 and 8.2 and Schedule 10 shall be held by the recipient (through its legal advisers) to the order of the person delivering the same until such time as Closing shall have taken place pursuant to Clause 8.3.2.

8.3.2	Simultaneously with:
(i)

delivery of all documents and items required to be delivered at Closing in accordance with Clause 3 and Schedule 10 (or waiver of such delivery by the person entitled to receive the relevant document or item); and

(ii)	completion of the Closing Transactions,

the documents and items delivered pursuant to Clauses 3 and 8.2 and Schedule 10 shall cease to be held to the order of the person delivering them and Closing shall have taken place.

8.4	Breach of Closing Obligations

If a party fails to comply with any obligation contained in Clauses 3.3 to 3.6, or in paragraphs 1, 2 or 4.2 of Schedule 10, either Hutchison (in the case of non-compliance by Vodafone or Mergeco) or Vodafone (in the case of non-compliance by Hutchison) shall be entitled (without prejudice to the right to claim damages or other compensation) by written notice to the other parties:

8.4.1	to terminate this Agreement (other than the Surviving Clauses) without liability on its part;
8.4.2	to effect Closing so far as practicable having regard to the defaults which have occurred; or
8.4.3

to fix a new date for Closing (being no later than the next calendar month end after the agreed date for Closing), in which case the provisions of Clauses 3, 8.2, 8.3 and 8.4 and Schedule 10 shall apply to Closing as so deferred but provided such deferral may only occur once.

8.5	Compliance with Anti-Bribery and Corruption Laws

No Vodafone Group Company or Hutchison Group Company shall use, directly or indirectly, the proceeds from the transactions contemplated by the Transaction Documents to finance activities in violation of any Anti-Bribery and Corruption Laws.

8.6	Non-Business Day Closing Date

Following the date of this Agreement, Vodafone and Hutchison shall in good faith and as soon as reasonably practicable agree an arrangement whereby, if the scheduled Closing Date is not also the last Business Day of the calendar month in which the Closing Date falls, on the last Business Day prior to the Closing Date:

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

8.6.1

each party (a “Payer”) which is required to make a payment to another party (a “Payee”) on the Closing Date shall make such payment into one or more escrow accounts or arrangements with one or more escrow agents, subject to: (i) being held to the order of, and released as soon as possible to, the Payee on the occurrence of Closing, provided, however, that under no circumstances shall any amounts be released to the Payee unless at the same time (or prior to such release of such amounts) any and all documents and items required to be delivered at Closing for the purposes of the obligations specified in Clause 8.3 are released concurrently (or prior to the release of such amounts); or (ii) being held to the order of, and released as soon as possible to, the Payer if Closing does not occur; and

8.6.2

if the scheduled Closing Date is not also the last Business Day of the calendar month in which the Closing Date falls, Vodafone and Hutchison shall, following the date of this Agreement, agree in good faith and as soon as reasonably practicable, arrangements in relation to the holding, delivery and release of documents as required by Clause 8.3.1.

9	[***]
10	Tax
10.1	VAT Group
10.1.1	Hutchison shall procure that the Hutchison Representative Member makes an application to HMRC for the Hutchison VAT Group to be disbanded with effect from Closing.
10.1.2

Vodafone shall procure that the Vodafone Representative Member makes an application to HMRC for: (i) Mergeco to be added to the Vodafone VAT Group (to the extent not already done so) as soon as reasonably practicable following the date of this Agreement; and (ii) so far as permitted by applicable law, the Three UK Group Companies to be added to the Vodafone VAT Group with effect from Closing.

10.2	Tax Group Arrangements
10.2.1	For the purposes of this Clause 10.2:
(i)	“UK Group Payment Arrangement” means an arrangement entered into pursuant to section 59F Taxes Management Act 1970;
(ii)

“Vodafone UK Group Payment Arrangement” means the UK Group Payment Arrangement under which Vodafone Topco has agreed to discharge the liabilities of (amongst others) those Pre-Closing Vodafone UK Group Companies who are part of such UK Group Payment Arrangements to pay corporation tax for the accounting periods to which such UK Group Payment Arrangement relates;

(iii)	“Departing Vodafone Member” means a Pre-Closing Vodafone UK Group Company which is party to the Vodafone UK Group Payment Arrangement; and
(iv)	“Pre-Closing Vodafone UK Group Company” has the meaning given to it in the Tax Covenant.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

10.2.2	Vodafone shall procure, so far as possible, that each Departing Vodafone Member ceases to be a party to the Vodafone UK Group Arrangement with effect from a date which is on or before Closing.
10.2.3

Vodafone shall procure, so far as possible, that all Pre-Closing Vodafone UK Group Companies, who are party to a simplified arrangement for UK group relief purposes with members of the Vodafone Retained Group, shall be excluded from such simplified arrangement with effect from a date which is on or before Closing.

10.3	[***]
11	Warranties
11.1	Hutchison Warranties
11.1.1

Subject to Clauses 11.2 and 11.7, Hutchison warrants to Mergeco, in respect of the purchase and sale of the Three UK Shares pursuant to the Three UK Share Sale: (i) that each of the Hutchison Fundamental Warranties is true and accurate and not misleading; and (ii) that each of the Hutchison Business Warranties is true and accurate and not misleading.

11.1.2

The Hutchison Fundamental Warranties and the warranties contained in: (i) [***]; and (ii) [***], are made to Mergeco as at the date of this Agreement and are also deemed to be repeated at Closing by reference to the circumstances subsisting at such time (save as expressly set out therein, and subject to: (a) any actions taken in connection with [***]; and (b) [***]. Subject to the foregoing, the Hutchison Business Warranties are made to Mergeco solely as at the date of this Agreement.

11.1.3

Where any Hutchison Warranty or confirmation is given on terms that it is given so far as Hutchison is aware or to the knowledge of Hutchison (or any other words equivalent or similar to this or having equivalent or similar effect), Hutchison shall be deemed to have knowledge only of anything which is actually known to any of the persons listed in Schedule 15 (with no imputation of the knowledge of any other person).

11.1.4

Each of Vodafone and Mergeco acknowledges and agrees that Hutchison does not give or make any warranty or representation as to the accuracy of any forward-looking forecasts, estimates or projections provided to Vodafone, any other Vodafone Group Company or Mergeco or any of their directors, officers, employees, agents or advisers on or prior to the date of this Agreement, including in the Hutchison Disclosure Letter and the documents provided in [***].

11.1.5

Mergeco acknowledges and agrees that for the purposes of the Hutchison Warranties, DMSL shall not be deemed to be a Three UK Group Company and no Hutchison Warranties shall be deemed to be given by Hutchison in respect of DMSL.

11.1.6

Save for any Hutchison Warranties given under paragraphs 2.1.4 and 2.1.7 of Schedule 14, any Hutchison Warranty shall, insofar as it is given in respect of [***] (which, for the avoidance of doubt, shall not apply to any Hutchison Warranties insofar as they relate to the position of any other Three UK Group Company in respect of [***], including in respect of any contract entered into in connection therewith and any rights and obligations thereunder), be given on terms that it is

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

deemed to be qualified by the expression “so far as Hutchison is aware” and for the avoidance of doubt, Clause 11.1.3 shall apply to such Hutchison Warranty.

11.1.7	The only Hutchison Warranties given:
(i)

in respect of employee and employee benefit matters (including pensions) are those contained in paragraphs 7 and 8 of Schedule 14 and each of the other Hutchison Warranties shall be deemed not to be given in respect of such matters; and

(ii)	[***]
11.1.8

Any payment made by Hutchison to Mergeco in respect of a claim for a breach of the Hutchison Warranties shall be given on an after-Tax basis (and, for the avoidance of doubt, shall be treated as a “Payment” for the purposes of Clause 1.16).

11.2	Hutchison’s Disclosures
11.2.1	The Hutchison Warranties provided under Clause 11.1 are subject to the following matters:
(i)	any matter which is Disclosed in [***];
(ii)

all matters which would be revealed by making an online search [***] Business Days prior to the date of this Agreement on the documents uploaded in the [***] years prior to the date of this Agreement to the public file of each Three UK Group Company at the Companies Registry in the UK; and

(iii)

all matters which would be revealed by making an online search [***] Business Days prior to the date of this Agreement of the publicly available registers of Intellectual Property Rights maintained by the UK Intellectual Property Office in respect of the patents, registered designs, and registered trade marks and applications therefor Disclosed in [***] as being owned by a Three UK Group Company.

11.2.2

References in the Hutchison Disclosure Letter to paragraph numbers shall be to the paragraphs in Schedule 14 to which the disclosure is most likely to relate. Such references are given for convenience only and shall not limit the effect of any of the disclosures, all of which are made against the Hutchison Warranties as a whole.

11.3	Vodafone Warranties
11.3.1

Subject to Clauses 11.4 and 11.7, Vodafone warrants to Mergeco, in respect of the purchase and sale of the Vodafone UK Shares pursuant to the Vodafone UK Share Sale: (i) that each of the Vodafone Fundamental Warranties is true and accurate and not misleading; and (ii) that each of the Vodafone Business Warranties is true and accurate and not misleading.

11.3.2

The Vodafone Fundamental Warranties and the warranties contained in: (i) [***]; and (ii) [***], are made to Mergeco as at the date of this Agreement and are also, except for [***], deemed to be repeated at Closing by reference to the circumstances subsisting at such time (save as expressly set out therein, and subject to: (a) any actions taken in connection with [***]; and (b) [***]. Subject to the foregoing, the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Vodafone Business Warranties are made to Mergeco solely as at the date of this Agreement.

11.3.3

Where any Vodafone Warranty or confirmation is given on terms that it is given so far as Vodafone is aware or to the knowledge of Vodafone (or any other words equivalent or similar to this or having equivalent or similar effect), Vodafone shall be deemed to have knowledge only of anything which is actually known to any of the persons listed in Schedule 17 (with no imputation of the knowledge of any other person).

11.3.4

Each of Hutchison and Mergeco acknowledges and agrees that Vodafone does not give or make any warranty or representation as to the accuracy of any forward-looking forecasts, estimates or projections provided to Hutchison, any other Hutchison Group Company or Mergeco or any of their directors, officers, employees, agents or advisers on or prior to the date of this Agreement, including in the Vodafone Disclosure Letter and the documents provided in the Vodafone Data Room.

11.3.5

Mergeco acknowledges and agrees that for the purposes of the Vodafone Warranties, DMSL shall not be deemed to be a Vodafone UK Group Company and no Vodafone Warranties shall be deemed to be given by Vodafone in respect of DMSL.

11.3.6

The only Vodafone Warranties given in respect of employee and employee benefit matters (including pensions) are those contained in paragraphs 7 and 8 of Schedule 16 and each of the other Vodafone Warranties shall be deemed not to be given in respect of such matters.

11.3.7

Any payment made by Vodafone to Mergeco in respect of a claim for a breach of the Vodafone Warranties shall be given on an after-Tax basis (and, for the avoidance of doubt, shall be treated as a “Payment” for the purposes of Clause 1.16).

11.4	Vodafone’s Disclosures
11.4.1	The Vodafone Warranties provided under Clause 11.3 are subject to the following matters:
(i)	any matter which is Disclosed in [***];
(ii)

all matters which would be revealed by making an online search [***] Business Days prior to the date of this Agreement on the documents uploaded in the [***] years prior to the date of this Agreement to the public file of each Vodafone UK Group Company at the Companies Registry in the UK; and

(iii)

all matters which would be revealed by making an online search [***] Business Days prior to the date of this Agreement of the publicly available registers of Intellectual Property Rights maintained by the UK Intellectual Property Office in respect of the patents, registered designs, and registered trade marks and applications therefor Disclosed in the Vodafone Data Room as being owned by a Vodafone UK Group Company.

11.4.2	References in the Vodafone Disclosure Letter to paragraph numbers shall be to the paragraphs in Schedule 16 to which the disclosure is most likely to relate. Such

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

references are given for convenience only and shall not limit the effect of any of the disclosures, all of which are made against the Vodafone Warranties as a whole.

11.5	Waiver of Rights

Save in the case of fraud, each of Hutchison and Vodafone severally undertakes to Mergeco, and, in addition, to the Three UK Group (in the case of Hutchison) and to the Vodafone UK Group (in the case of Vodafone), and all of the respective directors, officers, employees and agents of Mergeco, the Three UK Group (in the case of Hutchison) and the Vodafone UK Group (in the case of Vodafone) to waive any rights, remedies or claims which it may have in respect of any misrepresentation, inaccuracy or omission in or from any information or advice supplied or given by the Three UK Group (in the case of Hutchison) and the Vodafone UK Group (in the case of Vodafone) or their respective directors, officers, employees or agents in connection with assisting Hutchison (in the case of the Three UK Group) and Vodafone (in the case of the Vodafone UK Group) in the giving of any Hutchison Warranty or any Vodafone Warranty respectively or the preparation of the Hutchison Disclosure Letter or the Vodafone Disclosure Letter (as applicable) and the Tax Covenant.

11.6	Effect of Closing

The warranties and all other provisions of this Agreement, if and to the extent that they have not been performed by Closing, shall not be extinguished or affected by Closing or by any other event or matter (including any satisfaction of any condition contained in Clause 5.1), except by a specific and duly authorised written waiver or release by the other relevant party or parties which enjoy the benefit of the warranties and the other provisions of this Agreement.

11.7	If Closing Does not Occur

Notwithstanding anything to the contrary under this Agreement, Mergeco shall have no right to make any Warranty Claim against either Hutchison or Vodafone unless and until after Closing has occurred.

12	Indemnities
12.1	[***]
12.2	[***]
12.3	[***]
12.4	Reorganisation Indemnities
12.4.1

Hutchison shall, with effect from Closing, indemnify and hold harmless Mergeco from and against any and all Losses suffered by the Three UK Group in relation to the Hutchison Reorganisation, including (but not limited to) Losses arising from or relating to:

(i)	any transfers, steps or actions taken or required to be taken to implement the Hutchison Reorganisation (or any part thereof);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(ii)	any failure to obtain waivers, consents, derogations, amendments, licences or approvals required to be obtained for the implementation of the Hutchison Reorganisation;
(iii)	any failure to comply with obligations under any applicable laws in connection with the Hutchison Reorganisation;
(iv)

any fees, costs and expenses incurred or payable by a Three UK Group Company in relation to the Hutchison Reorganisation (save to the extent reflected in the calculation of Hutchison Debt in the Hutchison Closing Schedules); and

(v)	any failure to carry out and complete in full the Hutchison Reorganisation in accordance with the provisions of Schedule 4,

save that the indemnification obligations under this Clause 12.4.1:

(a)	shall not include any Losses which are expressly contemplated by the provisions of Schedule 4;
(b)	shall not include any Losses which are Tax Liabilities (as defined in the Tax Covenant), which shall instead be dealt with exclusively under the Tax Covenant.
12.4.2

Vodafone shall, with effect from Closing, indemnify and hold harmless Mergeco from and against any and all Losses suffered by the Vodafone UK Group in relation to the Vodafone Reorganisation, including (but not limited to) Losses arising from or relating to:

(i)	any transfers, steps or actions taken or required to be taken to implement the Vodafone Reorganisation (or any part thereof);
(ii)	any failure to obtain waivers, consents, derogations, amendments, licences or approvals required to be obtained for the implementation of the Vodafone Reorganisation;
(iii)	any failure to comply with obligations under any applicable laws in connection with the Vodafone Reorganisation;
(iv)

any fees, costs and expenses incurred or payable by a Vodafone UK Group Company in relation to the Vodafone Reorganisation (save to the extent reflected in the calculation of Vodafone Debt in the Vodafone Closing Schedules); and

(v)	any failure to carry out and complete in full the Vodafone Reorganisation in accordance with the provisions of Schedule 5,

save that the indemnification obligations under this Clause 12.4.2:

(a)	shall not include any Losses which are expressly contemplated by the provisions of Schedule 5;
(b)	shall not include any Losses which are Tax Liabilities (as defined in the Tax Covenant), which shall instead be dealt with exclusively under the Tax Covenant.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

12.5	[***]
12.6	[***]
12.7	[***]
12.8	[***]
13	Limitation of Liability
13.1	Hutchison Time Limitation for Claims

Hutchison shall not be liable for any Warranty Claim, [***] or Tax Claim unless a notice of such claim is given by Mergeco to Hutchison specifying the matters set out in Clause 14.2:

13.1.1	in the case of any Tax Claim (other than [***]), within [***] Closing;
13.1.2	in the case of a [***], within [***] of Closing;
13.1.3	in the case of any Warranty Claim (other than a Tax Warranty Claim), within [***] of Closing; or
13.1.4	in the case of [***], before the earlier of:
(i)	[***]; or
(ii)	[***].
13.2	Hutchison Minimum Claims

Hutchison shall not be liable for any individual Warranty Claim or Tax Claim (other than [***]) (or a series of Warranty Claims or Tax Claims arising from substantially identical facts or circumstances) where the liability agreed or determined for any such individual Warranty Claim or Tax Claim or series of Warranty Claims or Tax Claims does not exceed [***].

13.3	Hutchison Aggregate Minimum Claims
13.3.1

Hutchison shall not be liable for any Warranty Claim or Tax Claim (other than [***]) unless the aggregate amount of all Warranty Claims and such Tax Claims for which Hutchison would otherwise be liable (disregarding any Warranty Claims and such Tax Claims excluded by Clause 13.2) exceeds [***].

13.3.2

Where the liability agreed or determined in respect of all Warranty Claims and Tax Claims referred to in Clause 13.3.1 exceeds [***], subject as provided elsewhere in this Clause 13, Hutchison shall be liable for the aggregate amount of all Warranty Claims and Tax Claims as agreed or determined (disregarding any Warranty Claims and such Tax Claims excluded by Clause 13.2) and not just the excess.

13.4	Hutchison Maximum Liability
13.4.1	The aggregate liability of Hutchison for all Business Warranty Claims and Tax Claims (subject to Clause 13.4.2 below) shall not exceed [***].
13.4.2	Hutchison will be liable for [***] up to the extent that the aggregate liability of Hutchison for Business Warranty and Tax Claims does not exceed [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

13.4.3	The aggregate liability of Hutchison for all claims under this Agreement shall not exceed [***].
13.5	Hutchison Recovery
13.5.1	Prior to Recovery from Hutchison

If, before Hutchison pays an amount in discharge of any Warranty Claim (other than a Tax Warranty Claim) to Mergeco, any Mergeco Group Company (as applicable) recovers or is entitled to recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates any Mergeco Group Company (in whole or in part) for the loss or liability which is the subject matter of such Warranty Claim, Mergeco shall procure that, before steps are taken to enforce such Warranty Claim against Hutchison following notification under Clause 14.2, all reasonable steps are taken to enforce the recovery against the third party and any actual recovery (less any reasonable costs incurred in obtaining such recovery and less any Taxation due (or which would have been due but for the availability of a Relief) on the amount recovered, save if and to the extent that Hutchison has already discharged such costs, expenses or Tax or otherwise compensated the relevant Mergeco Group Company in respect of them) shall reduce the amount of such Warranty Claim to the extent of such recovery.

13.5.2	Following Recovery from Hutchison

If Hutchison has paid an amount in discharge of any Warranty Claim (other than a Tax Warranty Claim) to Mergeco and subsequently any Mergeco Group Company is entitled to recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates any Mergeco Group Company (in whole or in part) for the loss or liability which is the subject matter of such Warranty Claim, Mergeco shall procure that all steps are taken as Hutchison may reasonably require to enforce such recovery and shall, or shall procure that the relevant Mergeco Group Company shall, pay to Hutchison as soon as practicable after receipt an amount equal to:

(i)

any sum recovered from the third party less any costs and expenses incurred in obtaining such recovery and less any Taxation due (or which would have been due but for the availability of a Relief) on the amount recovered, save if and to the extent that Hutchison has already discharged such costs, expenses or Tax or otherwise compensated the relevant Mergeco Group Company in respect of them after taking account of any Relief available in respect of the payment to be made under this Clause 13.5.2; or

(ii)	if less, the amount previously paid by Hutchison to Mergeco in respect of the relevant Warranty Claim.
13.6	Vodafone Time Limitation for Claims

Vodafone shall not be liable for any Warranty Claim, [***] or Tax Claim unless a notice of such claim is given by Mergeco to Vodafone specifying the matters set out in Clause 14.2:

13.6.1	in the case of any Tax Claim, within [***] of Closing;
13.6.2	in the case of a [***], within [***] of Closing; and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

13.6.3	in the case of any Warranty Claim (other than a Tax Warranty Claim), within [***] following Closing.
13.7	Vodafone Minimum Claims

Vodafone shall not be liable for any individual Warranty Claim or Tax Claim (other than [***]) (or a series of Warranty Claims or Tax Claims arising from substantially identical facts or circumstances) where the liability agreed or determined for any such individual Warranty Claim or Tax Claim or series of Warranty Claims or Tax Claims does not exceed [***].

13.8	Vodafone Aggregate Minimum Claims
13.8.1

Vodafone shall not be liable for any Warranty Claim or Tax Claim (other than [***]) unless the aggregate amount of all Warranty Claims and such Tax Claims for which Vodafone would otherwise be liable (disregarding any Warranty Claims and such Tax Claims excluded by Clause 13.7) exceeds [***].

13.8.2

Where the liability agreed or determined in respect of all Warranty Claims and Tax Claims referred to in Clause 13.8.1 exceeds [***]subject as provided elsewhere in this Clause 13, Vodafone shall be liable for the aggregate amount of all Warranty Claims and Tax Claims as agreed or determined (disregarding any Warranty Claims and Tax Claims excluded by Clause 13.7) and not just the excess.

13.9	Vodafone Maximum Liability
13.9.1	The aggregate liability of Vodafone for all Business Warranty Claims and Tax Claims (subject to Clause 13.9.2 below) shall not exceed [***].
13.9.2	Vodafone will be liable for [***]up to the extent that the aggregate liability of Vodafone for Business Warranty and Tax Claims does not exceed [***].
13.9.3	The aggregate liability of Vodafone for all claims under this Agreement shall not exceed [***].
13.10	Vodafone Recovery
13.10.1	Prior to Recovery from Vodafone

If, before Vodafone pays an amount in discharge of any Warranty Claim (other than a Tax Warranty Claim) to Mergeco, any Mergeco Group Company (as applicable) recovers or is entitled to recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates any Mergeco Group Company (in whole or in part) for the loss or liability which is the subject matter of such Warranty Claim, Mergeco shall procure that, before steps are taken to enforce such Warranty Claim against Vodafone following notification under Clause 14.2, all reasonable steps are taken to enforce the recovery against the third party and any actual recovery (less any reasonable costs incurred in obtaining such recovery and less any Taxation due (or which would have been due but for the availability of a Relief) on the amount recovered, save if and to the extent that Vodafone has already discharged such costs, expenses or Tax or otherwise compensated the relevant Mergeco Group Company in respect of them) shall reduce the amount of such Warranty Claim to the extent of such recovery.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

13.10.2	Following Recovery from Vodafone

If Vodafone has paid an amount in discharge of any Warranty Claim (other than a Tax Warranty Claim) to Mergeco and subsequently any Mergeco Group Company is entitled to recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates any Mergeco Group Company (in whole or in part) for the loss or liability which is the subject matter of such Warranty Claim, Mergeco shall procure that all steps are taken as Vodafone may reasonably require to enforce such recovery and shall, or shall procure that the relevant Mergeco Group Company shall, pay to Vodafone as soon as practicable after receipt an amount equal to:

(i)

any sum recovered from the third party less any costs and expenses incurred in obtaining such recovery and less any Taxation due (or which would have been due but for the availability of a Relief) on the amount recovered, save if and to the extent that Vodafone has already discharged such costs, expenses or Tax or otherwise compensated the relevant Mergeco Group Company in respect of them after taking account of any Relief available in respect of the payment to be made under this Clause 13.10.2; or

(ii)	if less, the amount previously paid by Vodafone to Mergeco in respect of the relevant Warranty Claim.
13.11	General Limitations of Liability
13.11.1	Contingent Liabilities

No party shall be liable for any Warranty Claim (other than a Tax Warranty Claim) in respect of any liability which is contingent or not capable of being quantified unless and until such liability becomes an actual liability and is due and payable. This Clause 13.11.1 shall not permit Hutchison or Vodafone to avoid such Warranty Claim in respect of a contingent liability or a liability not capable of being quantified that is made within the time limit specified in Clauses 13.1 and 13.6 (and including the matters set out in Clause 14.2).

13.11.2	Losses

No party shall be liable for any Warranty Claim (other than a Tax Warranty Claim) in respect of any indirect loss (including any indirect loss of profits).

13.11.3	Provisions

Hutchison and Vodafone shall not be liable for any Warranty Claim if and to the extent that proper allowance, specific provision or specific reserve is made in the Hutchison Closing Schedules or the Vodafone Closing Schedules (as applicable) for the matter giving rise to the Warranty Claim.

13.11.4	Matters Arising Subsequent to this Agreement

No party shall be liable for any Warranty Claim (other than a Tax Warranty Claim) if and to the extent that such Warranty Claim has arisen or is increased as a result of:

(i)	any matter or thing done or omitted to be done pursuant to and in compliance with this Agreement or any other Transaction Document or otherwise at the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

request in writing or with the approval in writing of the other parties (as applicable);

(ii)

any act, omission or transaction of any Mergeco Group Company or its directors, officers, employees or agents, after Closing, provided that this shall not apply if such act, omission or transaction was done, committed or effected in order to comply with applicable law;

(iii)	the passing of, or any change in, after the date of this Agreement of any law, rule, regulation or administrative practice of any government, governmental department, agency or regulatory body; or
(iv)	any change after the date of this Agreement of any generally accepted interpretation or application of any legislation, or accounting principles, procedure or practice.
13.11.5	Actual Knowledge

No party shall be liable for any Warranty Claim if and to the extent that the facts, matters or circumstances giving rise to the Warranty Claim were actually known by the other party making the Warranty Claim prior to signing this Agreement in sufficient detail so as to enable such party to identify the nature and scope of the breach. For these purposes:

(i)	in respect of a Warranty Claim against Hutchison, Mergeco shall be deemed solely to have the actual knowledge of the individuals listed in Schedule 17; and
(ii)	in respect of a Warranty Claim against Vodafone, Mergeco shall be deemed solely to have the actual knowledge of the individuals listed in Schedule 15.
13.11.6	No Double Recovery and No Double Counting

No party may recover for breach of or under this Agreement, the Tax Covenant or otherwise more than once in respect of the same Losses suffered or amount for which the party is otherwise entitled to claim (or part of such Losses or amount), and no amount (including any Relief) (or part of any amount) shall be taken into account, set off or credited more than once for breach of or under this Agreement, the Tax Covenant or otherwise, with the intent that there will be no double counting for breach of or under this Agreement, the Tax Covenant or otherwise.

13.11.7	Mitigation of Losses

Nothing in this Agreement restricts or limits the general obligation at law of any party to mitigate any loss or damage which it may suffer or incur as a consequence of any breach of any Hutchison Warranty or any Vodafone Warranty.

13.11.8	Tax Claims

Neither Hutchison nor Vodafone shall be liable for any Tax Claim if and to the extent that the exclusions in clause 4 (Limitations and Exclusions) of the Tax Covenant apply.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

13.11.9	Fraud

None of the limitations contained in this Clause 13 shall apply to any claim for breach of or under this Agreement or the Tax Covenant if and to the extent it arises or is increased as a result of fraud by the party subject to such claim, any Three UK Group Company (in the case of Hutchison being subject to such claim), any Vodafone UK Group Company (in the case of Vodafone being subject to such claim) or any of their respective directors, officers, employees or agents.

13.12	[***]
14	Warranty Claims
14.1	Notification of Potential Warranty Claims

If Mergeco becomes aware of any fact, matter or circumstance that may give rise to a Warranty Claim (other than a Tax Warranty Claim, which shall instead be dealt with under clause 12 (Notification of Potential Claims) of the Tax Covenant) (ignoring for these purposes the application of Clause 13.2, Clause 13.3, Clause 13.7 or Clause 13.8), Mergeco shall as soon as reasonably practicable and, in any event, within 30 days give notice in writing to the party against which such Warranty Claim would be made (the “Claimed Party”), setting out such information as is available to Mergeco as is reasonably necessary to enable the Claimed Party to assess the merits of the potential Warranty Claim, to act to preserve evidence and to make such provision as the Claimed Party may consider necessary. Failure to give notice within such period shall not affect the rights of Mergeco except if and to the extent that the Claimed Party is prejudiced by the failure.

14.2	Notification of Warranty Claims and Tax Claims

Notice of any Warranty Claim or Tax Claim shall be given by Mergeco to the Claimed Party as soon as possible (and in any event within the time limits specified in Clauses 13.1 and 13.6 (as applicable)), and, to the extent available to Mergeco, shall specify reasonably detailed information in relation to the legal and factual basis of the Warranty Claim or Tax Claim (including, if applicable, evidence of any Third Party Claim) and Mergeco’s estimate of the amount of Losses which is, or is to be, the subject of the Warranty Claim or Tax Claim (including any Losses which are contingent on the occurrence of any future event).

14.3	Commencement of Proceedings

Any Warranty Claim notified pursuant to Clause 14.2 shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be irrevocably withdrawn [***] months after the notice is given pursuant to Clause 14.2 unless at the relevant time legal proceedings in respect of the Warranty Claim have been commenced by being both issued and served except:

14.3.1

for any Warranty Claim of which notice is given for the purposes of Clause 14.2 at a time when the amount set out in Clause 13.3, where Hutchison is the Claimed Party, or Clause 13.8, where Vodafone is the Claimed Party, has not been exceeded, in which case such Warranty Claim shall be deemed to have been withdrawn unless legal proceedings in respect of it have been commenced by being both issued and served within [***] months of the date of any subsequent notification to the Claimed

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Party pursuant to Clause 14.2 of one or more Warranty Claims which result(s) in the total amount claimed in all Warranty Claims notified to the Claimed Party pursuant to Clause 14.2 exceeding the amount set out in Clause 13.3, where Hutchison is the Claimed Party, or Clause 13.8, where Vodafone is the Claimed Party (as applicable), for the first time;

14.3.2

in the case of a Warranty Claim which has arisen as a result of a claim made against a Mergeco Group Company, a Vodafone Group Company or a Hutchison Group Company (as the case may be) or in connection with a matter in respect of which the Seller (as therein defined) had or has a right to require any action to be taken under clause 13 (Tax Authority Claims Procedure) of the Tax Covenant (the “Underlying Claim”), where any person has taken steps to avoid, dispute, resist, compromise, defend or appeal against the Underlying Claim in accordance with this Clause 14 (or otherwise, in the case of a matter relating to clause 13 (Tax Authority Claims Procedure) of the Tax Covenant) in which case the [***] month period shall commence on the date that the Underlying Claim is finally settled or finally determined; and

14.3.3	in the case of a contingent liability, the [***] month period shall commence on the date the relevant contingent liability becomes an actual liability and is due and payable.
14.4	Investigation by the Claimed Party

Subject to Mergeco being reimbursed (on an after-Tax basis) by the Claimed Party for all reasonable costs and expenses, Mergeco shall (and shall procure that any relevant Three UK Group Company or Vodafone UK Group Company (as applicable) shall) give such information and assistance (including access to premises and personnel and the right to examine and copy any assets, accounts, documents and records) as the Claimed Party may reasonably request, subject to the Claimed Party agreeing in such form as Mergeco may reasonably require to keep all such information confidential and to use it only for the purposes of investigating and defending the claim in question.

14.5	Conduct of Third Party Claims

If the matter or circumstance that is reasonably likely to give rise to a Warranty Claim (other than a Tax Warranty Claim) is a result of or in connection with a claim by or liability to a third party, whether such claim or liability is actual, alleged, threatened, suspected or potential, and whether relied upon by Mergeco in bringing or supporting such Warranty Claim (a “Third Party Claim”), then:

14.5.1	Mergeco shall notify the Claimed Party in writing of such Third Party Claim as soon as reasonably practicable;
14.5.2

Mergeco shall consult with the Claimed Party so far as reasonably practicable in relation to the conduct of the Third Party Claim and shall take reasonable account of the views of the Claimed Party before taking any action in relation to the Third Party Claim;

14.5.3

no admissions in relation to the Third Party Claim shall be made by or on behalf of Mergeco (or any Three UK Group Company or any Vodafone UK Group Company (as applicable)) and the Third Party Claim shall not be compromised, disposed of or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

settled without the written consent of the Claimed Party (such consent not to be unreasonably withheld or delayed);

14.5.4

subject to the Claimed Party indemnifying Mergeco in a form reasonably satisfactory to Mergeco against any liability, cost, damage or expense which may be properly incurred or, as the case may be, properly increased, Mergeco shall (or shall procure that the relevant Three UK Group Company or the relevant Vodafone UK Group Company (as applicable) shall) take such action as the Claimed Party may reasonably request to avoid, dispute, deny, defend, resist, appeal, compromise or contest the Third Party Claim;

14.5.5

the Claimed Party shall be entitled at its own expense and in its absolute discretion, by notice in writing to Mergeco, to take such action as it shall deem necessary to avoid, dispute, deny, defend, resist, appeal, compromise or contest the Third Party Claim (including making counterclaims or other claims against third parties) in the name of and on behalf of Mergeco (or the relevant Three UK Group Company or the relevant Vodafone UK Group Company concerned (as applicable)) and to have the conduct of any related proceedings, negotiations or appeals; and

14.5.6	if the Claimed Party sends a notice to Mergeco pursuant to Clause 14.5.5:
(i)	Mergeco shall (and shall procure that any relevant Three UK Group Company or Vodafone UK Group Company (as applicable) shall):
(a)

give, subject to their being reimbursed by the Claimed Party (on an after-Tax basis) for all reasonable costs and expenses, such information and assistance (including access to premises and personnel, and the right to examine and copy any assets, accounts, documents and records) as the Claimed Party may reasonably request, including instructing such professional or legal advisers as the Claimed Party may nominate to act on behalf of Mergeco (or the relevant Three UK Group Company or Vodafone UK Group Company concerned (as applicable)) but in accordance with the Claimed Party’s instructions; and

(b)

be entitled to participate in the defence of the Third Party Claim, and to employ its own professional or legal advisers, provided that the Claimed Party shall control the conduct of the Third Party Claim; and

(ii)	the Claimed Party shall:
(a)	consult with Mergeco and take reasonable account of the views of Mergeco before taking any action in relation to the Third Party Claim;
(b)

keep Mergeco informed of all relevant matters relating to the Third Party Claim and shall promptly forward or procure to be forwarded to Mergeco copies of all correspondence and other written communications relating to the Third Party Claim;

(c)

not make any settlement or compromise of the Third Party Claim without the written consent of Mergeco, such consent not to be unreasonably withheld or delayed. Subject to Clause 14.5.7, if Mergeco unreasonably fails to consent to a settlement or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

compromise, the maximum liability of the Claimed Party shall (without prejudice to Clause 12) not exceed the full amount of the proposed settlement or compromise; and

(d)

indemnify, save as set out in Clause 14.5.6(ii)(c), Mergeco (or the relevant Three UK Group Company or the relevant Vodafone UK Group Company concerned (as applicable)) against all properly incurred costs and expenses (including legal and professional costs and expenses) that may be incurred as a result of the Claimed Party assuming conduct of the Third Party Claim.

14.5.7

Notwithstanding Clauses 14.5.3 to 14.5.6, neither Mergeco (nor the relevant Three UK Group Company nor the relevant Vodafone UK Group Company (as applicable)) shall be required to take any action or refrain from taking any action if Mergeco (or the relevant Three UK Group Company or the relevant Vodafone UK Group Company concerned (as applicable)) reasonably considers such action or omission may be unduly onerous or materially prejudicial to it or to its business.

15	[***]
16	Post-Closing
16.1	[***]
16.2	Wrong Pockets
16.2.1	Subject to Clause 16.2.6, if:
(i)

at any time from Closing until the first anniversary of Closing, Hutchison or Vodafone gives written notice to Mergeco that, in the view of Hutchison (in respect of a notice from Hutchison) or in the view of Vodafone (in respect of a notice from Vodafone), a Mergeco Group Company owns any Hutchison Wrong Pocket Asset (in respect of a notice from Hutchison) or a Vodafone Wrong Pocket Asset (in respect of a notice from Vodafone); or

(ii)

at any time from Closing until the first anniversary of Closing, any party to this Agreement gives written notice to Vodafone or Hutchison that in the view of such party, a Vodafone Retained Group Company (in the case of a notice to Vodafone) or a Hutchison Retained Group Company (in the case of a notice to Hutchison) owns any Mergeco Wrong Pocket Asset, then:

(a)

where a written notice is served under Clause 16.2.1(i) or this Clause 16.2.1(ii), Vodafone (in the case of a notice served by Hutchison or Mergeco) or Hutchison (in the case of a notice served by Vodafone or Mergeco) shall respond to Hutchison or Vodafone (as applicable) stating whether it agrees with the identification of such asset or property. In the event of any disagreement and if Vodafone and Hutchison are unable to resolve such disagreement, either Vodafone or Hutchison shall have the right to bring proceedings to resolve such disagreement in accordance with Clause 23.12;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(b)

following agreement of Vodafone and Hutchison pursuant to Clause 16.2.1(ii)(a) or final judicial determination by the relevant court that such asset or property is a Hutchison Wrong Pocket Asset or a Vodafone Wrong Pocket Asset (as applicable), Mergeco shall use its reasonable endeavours to procure that such Hutchison Wrong Pocket Asset or such Vodafone Wrong Pocket Asset (as applicable) is transferred (in respect of a notice from Hutchison) to such Hutchison Retained Group Company as Hutchison may nominate or (in respect of a notice from Vodafone) to such Vodafone Retained Group Company as Vodafone may nominate, in each case for prevailing accounting book value and free from Encumbrances as soon as practicable after receiving such written notice; and

(c)

following agreement of Vodafone and Hutchison pursuant to Clause 16.2.1(ii)(a) or final judicial determination by the relevant court that such asset or property is a Mergeco Wrong Pocket Asset, Vodafone or Hutchison (as applicable) shall use its reasonable endeavours to procure that such Mergeco Wrong Pocket Asset is transferred to such Mergeco Group Company as Mergeco may nominate, in each case for prevailing accounting book value and free from Encumbrances as soon as practicable after receiving such written notice.

16.2.2	If a transfer is effected under Clause 16.2.1(b), then:
(i)

the relevant Mergeco Group Company shall (in the case of a notice from Hutchison) account to Hutchison or such Hutchison Retained Group Company as Hutchison may nominate or (in the case of a notice from Vodafone) account to Vodafone or such Vodafone Retained Group Company as Vodafone may nominate for any profits or gains (net of applicable Tax (or Tax that would have arisen but for the availability of a Relief)) arising from or relating to such Hutchison Wrong Pocket Asset or Vodafone Wrong Pocket Asset (as applicable) in the period between the Closing Date and the date on which such asset or property is transferred on the terms of Clause 16.2.1 to the relevant person if and to the extent that such profits or gains have not otherwise been received by or for the benefit of the Hutchison Retained Group or the Vodafone Retained Group (as applicable); and

(ii)

Hutchison (in the case of a notice from Hutchison) or Vodafone (in the case of a notice from Vodafone) shall with effect from Closing indemnify and hold harmless Mergeco against and in respect of any and all obligations and liabilities (other than Tax Liabilities (as defined in the Tax Covenant), which shall instead be dealt with exclusively under the Tax Covenant) incurred by such Mergeco Group Company if and to the extent relating to or arising under such Hutchison Wrong Pocket Asset or Vodafone Wrong Pocket Asset (as applicable) (including the costs of enforcing or defending any claims relating to such obligations and liabilities, but net of any benefit that accrues to the Mergeco Group from such asset or property).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

16.2.3	If a transfer is effected under Clause 16.2.1(c), then:
(i)

the relevant Hutchison Retained Group Company or the relevant Vodafone Retained Group Company (as applicable) shall account to Mergeco or such Mergeco Group Company as Mergeco may nominate for any profits or gains (net of applicable Tax (or Tax that would have arisen but for the availability of a Relief)) arising from or relating to such Mergeco Wrong Pocket Asset in the period between the Closing Date and the date on which such Mergeco Wrong Pocket Asset is transferred on the terms of Clause 16.2.1 to the relevant person if and to the extent that such profits or gains have not otherwise been received by or for the benefit of the Mergeco Group; and

(ii)

Mergeco shall with effect from Closing indemnify and hold harmless Hutchison (in the case of a notice to Hutchison) or Vodafone (in the case of a notice to Vodafone) against and in respect of any and all obligations and liabilities incurred by a Hutchison Retained Group Company or a Vodafone Retained Group Company (as appropriate) if and to the extent relating to or arising under such Mergeco Wrong Pocket Asset (including the costs of enforcing or defending any claims relating to such obligations and liabilities, but net of any benefit that accrues to the Hutchison Retained Group or the Vodafone Retained Group (as applicable) from such Mergeco Wrong Pocket Asset).

16.2.4	If, pursuant to Clause 16.2.1:
(i)

a Mergeco Group Company transfers a Hutchison Wrong Pocket Asset to a Hutchison Retained Group Company that partly relates to the Three UK Business, then Hutchison shall procure that the relevant Hutchison Retained Group Company shall (to the extent legally practicable) grant to the relevant Mergeco Group Company a non-exclusive, perpetual, worldwide, assignable, irrevocable licence (with the right to sub-licence) of or right to use such Hutchison Wrong Pocket Asset (or part thereof) to the extent that it relates to the Three UK Business, in each case subject to such terms as Hutchison may determine (acting reasonably) taking into account the nature of the Hutchison Wrong Pocket Asset, the extent of the use, transfer pricing implications regarding such licence or right to use, and any other existing agreements pursuant to which such Hutchison Wrong Pocket Asset could be licensed;

(ii)

a Mergeco Group Company transfers a Vodafone Wrong Pocket Asset to a Vodafone Retained Group Company that partly relates to the Vodafone UK Business, then Vodafone shall procure that the relevant Vodafone Retained Group Company shall (to the extent legally practicable) grant to the relevant Mergeco Group Company a non-exclusive, perpetual, worldwide, assignable, irrevocable licence (with the right to sub-licence) of or right to use such Vodafone Wrong Pocket Asset (or part thereof) to the extent that it relates to the Vodafone UK Business, in each case subject to such terms as Vodafone may determine (acting reasonably) taking into account the nature of the Vodafone Wrong Pocket Asset, the extent of the use, transfer pricing implications regarding such licence or right to use, and any other existing

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

agreements pursuant to which such Vodafone Wrong Pocket Asset could be licensed; and

(iii)

a Hutchison Retained Group Company or Vodafone Retained Group Company transfers a Mergeco Wrong Pocket Asset to a Mergeco Group Company that partly relates to the business of the Hutchison Retained Group or of the Vodafone Retained Group (as applicable), then Mergeco shall procure that the relevant Mergeco Group Company shall (to the extent legally practicable) grant to the relevant Hutchison Retained Group Company or the relevant Vodafone Retained Group Company (as applicable) a non-exclusive, perpetual, worldwide, assignable, irrevocable licence (with the right to sub-licence) of or right to use such Mergeco Wrong Pocket Asset (or part thereof) to the extent that it relates to the business of the Hutchison Retained Group or of the Vodafone Retained Group (as applicable) in each case subject to such terms as Mergeco may determine (acting reasonably) taking into account the nature of the Mergeco Wrong Pocket Asset, the extent of the use, transfer pricing implications regarding such licence or right to use, and any other existing agreements pursuant to which such Mergeco Wrong Pocket Asset could be licensed.

16.2.5

If a transfer of any asset or property contemplated under Clause 16.2.1 cannot be executed due to the absence of consent of a party (other than a Mergeco Group Company, a Hutchison Retained Group Company or a Vodafone Retained Group Company) required for transfer, then:

(i)

in the case of any Hutchison Wrong Pocket Asset or Vodafone Wrong Pocket Asset, Mergeco shall procure, to the extent legally practicable, that the party entitled to receive such asset or property, or such Hutchison Retained Group Company or such Vodafone Retained Group Company (as applicable) that such party may nominate, shall be put in such position as it would have been had such asset or property been transferred; and

(ii)

in the case of any Mergeco Wrong Pocket Asset, Hutchison or Vodafone (as applicable) shall procure, to the extent legally practicable, that Mergeco, or such Mergeco Group Company that Mergeco may nominate, shall be put in such position as they would have been had such Mergeco Wrong Pocket Asset been transferred.

16.2.6	Clauses 16.2.1 to 16.2.5 shall not apply to:
(i)	any Intellectual Property Rights subject to Clause 16.2.7;
(ii)

any assets, properties, services or rights (including omitted services, whether such omitted services have already been requested or not), benefits or rights (including Intellectual Property Rights) which:

(a)	are used under or for the purposes of, or pursuant to or in connection with;
(b)	relate to the subject matter of; or
(c)	are provided, may be provided, or may be requested to be provided pursuant to,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

the Vodafone Intercompany Services Agreement, the Vodafone Surviving Intra Group Agreements, the Transitional Services Agreement and any Hutchison Intra Group Agreement as at Closing or at any time following Closing. In no event shall the application of this Clause 16.1 result in an outcome that is contrary to the outcome that would be achieved by applying the provisions of the Vodafone Intercompany Services Agreement, the Vodafone Surviving Intra Group Agreements, the Transitional Services Agreement and any Hutchison Intra Group Agreement as at Closing or any time following Closing (including the provisions in connection with omitted services, pricing and caps on service charges);

(iii)	any assets or properties which are accounted for in the Hutchison Closing Schedules or the Vodafone Closing Schedules (as applicable);
(iv)	assets and any property listed and referred to in Schedule 19; and
(v)	any Reliefs.
16.2.7	Where:
(i)	Vodafone identifies an Intellectual Property Right that exclusively relates to the business of the Vodafone Retained Group but which, following Closing, is owned by the Mergeco Group;
(ii)	Hutchison identifies an Intellectual Property Right that exclusively relates to the business of the Hutchison Retained Group but which, following Closing, is owned by the Mergeco Group; or
(iii)

Mergeco identifies an Intellectual Property Right that exclusively relates to the Vodafone UK Business or the Three UK Business but which, following Closing, is owned by the Vodafone Retained Group or the Hutchison Retained Group (as the case may be), the parties will discuss in good faith whether the Intellectual Property Right that has been identified should be transferred to such company as nominated by the party that has identified the Intellectual Property Right. This Clause 16.2.7 will not apply to: (a) trade mark rights or domain names; and (b) any Intellectual Property Right that is licensed, created and/or assigned under or pursuant to any Hutchison Intra Group Agreement in force as at, or after, Closing, Transitional Services Agreement, Vodafone Surviving Intra Group Agreement and Vodafone Company Intercompany Services Agreement.

17	Confidentiality
17.1	Announcements

On or prior to Closing, no announcement or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of Mergeco, any Hutchison Group Company or any Vodafone Group Company without the prior written consent of Hutchison and Vodafone. This shall not affect:

17.1.1	the publication of [***] in accordance with Clause 5.2.5 or the publication of the [***] in accordance with Clause 5.2.6;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

17.1.2

any other announcement or circular required by law or any governmental or regulatory body or the rules of any stock exchange on which the shares of either party or its holding company are listed but the party with an obligation to make an announcement or communication or issue a circular (or whose holding company has such an obligation) shall consult with Hutchison and/or Vodafone (as relevant) (or shall procure that its holding company consults with Hutchison and/or Vodafone (as relevant)) insofar as is reasonably practicable before complying with such an obligation;

17.1.3

any communications with the Three UK Employees or the Vodafone UK Employees, or their respective employee representative bodies, in the ordinary course which do not provide any information which materially exceeds the information provided in any public announcement; or

17.1.4	the Transaction Announcement which shall be made on the date of this Agreement (or on such other date as may be agreed between Hutchison and Vodafone).
17.2	Confidentiality
17.2.1	The parties shall procure that the Confidentiality Agreement shall cease to have any force or effect from the date of this Agreement.
17.2.2

Up to and including Closing (from which point the Shareholders’ Agreement shall apply), subject to Clauses 17.1 and 17.2.3, each of the parties shall treat as strictly confidential and not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) which relates to:

(i)	the existence and the provisions of this Agreement and of any agreement entered into pursuant to this Agreement;
(ii)	the negotiations relating to this Agreement (and any such other agreements);
(iii)	any Confidential Information of the Hutchison Retained Group (in the case of Vodafone and Mergeco) and the Vodafone Retained Group (in the case of Hutchison and Mergeco); and
(iv)	any Confidential Information obtained prior to Closing of: (i) the Three UK Group (in the case of Vodafone and Mergeco); and (ii) the Vodafone UK Group and Mergeco (in the case of Hutchison).
17.2.3	Clause 17.2.2 shall not prohibit disclosure or use of any information if and to the extent:
(i)

the disclosure or use is required by law, any governmental or regulatory body, any ratings agency or any stock exchange on which the shares of a party or its holding company are listed (including where this is required as part of any actual or potential offering, placing and/or sale of securities of any Hutchison Group Company and any Vodafone Group Company);

(ii)	the disclosure or use is required to vest the full benefit of this Agreement in each of the parties;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(iii)	the disclosure or use is required for the purpose of any arbitral or judicial proceedings arising out of this Agreement or any other agreement entered into, under, or pursuant to, this Agreement;
(iv)	the disclosure is made to a Tax Authority in connection with the Tax affairs of the disclosing party or any member of the disclosing party’s group;
(v)

the disclosure is made to professional advisers or actual or potential financiers of the Hutchison Group or the Vodafone Group on a need to know basis on terms that such professional advisers or financiers undertake to comply with the provisions of Clause 17.2.2 in respect of such information as if they were a party to this Agreement and the disclosing party takes responsibility for any breach by them;

(vi)

the disclosure is made to [***] and/or their professional advisers on terms that such [***] or professional advisers undertake to comply with the provisions of Clause 17.2.2 in respect of such information as if they were a party to this Agreement or are otherwise required to keep the information disclosed confidential (and, subject to compliance with applicable laws, Vodafone shall use reasonable endeavours to consult with Hutchison before making any such disclosure and keep Hutchison appraised of any material discussions which relate to or concern any of Clauses 17.2.2(i) to 17.2.2(iv) with such trustees and/or their professional advisers);

(vii)	the information is or becomes publicly available (other than by breach of the Confidentiality Agreement or of this Agreement);
(viii)

the disclosure is made on a confidential basis to potential purchasers of all or part of Mergeco, the Hutchison Group or the Vodafone Group or to their professional advisers or financiers, provided that such persons need to know the information for the purposes of considering, evaluating, advising on or furthering the potential purchase or for the purposes of considering whether to provide finance in relation to the potential purchase on terms that such potential purchasers or their professional advisers or financiers undertake to comply with the provisions of Clause 17.2.2 in respect of such information as if they were a party to this Agreement and the disclosing party takes responsibility for any breach by them;

(ix)

Hutchison (in the event that the proposed disclosure is to be made by Vodafone or Mergeco) and/or Vodafone (in the event that the proposed disclosure is to be made by Hutchison or Mergeco) has given prior written approval to the disclosure or use; or

(x)	the information is independently developed after Closing,

provided that, prior to disclosure or use of any information pursuant to paragraphs (i), (ii) or (iii) of this Clause 17.2.3, the party concerned shall, where not prohibited by law, consult with the other part(ies) insofar as is reasonably practicable.

17.2.4

If this Agreement terminates without Closing having occurred, Vodafone and/or Mergeco shall (at its expense, as soon as practicable following request by Hutchison) and Hutchison shall (at its expense, as soon as practicable following request by Vodafone and/or Mergeco):

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(i)	so far as practicable to do so, return or destroy, or procure the return or destruction of, all originals and hard copies of documents containing Confidential Information; and
(ii)	so far as practicable to do so, permanently erase, or procure the permanent erasing of, all electronic copies of Confidential Information in its possession or under its custody or control,

provided that, without prejudice to any duties of confidentiality contained in this Agreement or the Confidentiality Agreement, each party may retain any Confidential Information as may be required by law or regulation.

17.2.5

The parties shall procure that [***] shall cease to have any force or effect from the Closing Date. The parties shall agree an information sharing protocol to apply from Closing in relation to information flows between Mergeco and any Hutchison Group Company and/or any Vodafone Group Company

18	Insurance
18.1	Existing Claims under Group Insurance Policies
18.1.1	With respect to any claim made before the Closing Date by or on behalf of any Vodafone UK Group Company under any Vodafone Group Insurance Policies, to the extent that:
(i)	the Vodafone UK Group has not been compensated prior to the Closing Date in respect of the Losses in respect of which the claim was made; or
(ii)	the Losses in respect of which the claim was made have not been taken into account in the Vodafone Closing Schedules and reduced the Vodafone Working Capital accordingly,

Vodafone shall procure that the relevant Vodafone Retained Group Company uses reasonable endeavours after the Closing Date to recover all monies due from insurers and shall pay all monies received (less any deductible or excess under the Vodafone Group Insurance Policies, any Tax due (or Tax that would have been due but for the availability of a Relief) and any reasonable out of pocket expenses suffered or incurred by Vodafone or any Vodafone Retained Group Company following the Closing Date in seeking recovery from the insurers) to Mergeco as soon as reasonably practicable after receipt.

18.1.2	With respect to any claim made before the Closing Date by or on behalf of any Three UK Group Company under any Hutchison Group Insurance Policies, to the extent that:
(i)	the Three UK Group has not been compensated prior to the Closing Date in respect of the Losses in respect of which the claim was made; or
(ii)	the Losses in respect of which the claim was made have not been taken into account in the Hutchison Closing Schedules and reduced the Hutchison Working Capital accordingly,

Hutchison shall procure that the relevant Hutchison Retained Group Company uses reasonable endeavours after the Closing Date to recover all monies due from

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

insurers and shall pay all monies received (less any deductible or excess under the Hutchison Group Insurance Policies, any Tax due (or Tax that would have been due but for the availability of a Relief) and any reasonable out of pocket expenses suffered or incurred by Hutchison or any Hutchison Retained Group Company following the Closing Date in seeking recovery from the insurers) to Mergeco as soon as reasonably practicable after receipt.

18.2	New Claims under Vodafone Occurrence-Based Policies
18.2.1

With respect to any event, act or omission relating to any Vodafone UK Group Company that occurred or existed prior to the Closing Date that is covered by an “occurrence-based” Vodafone Group Insurance Policy, Vodafone shall, at the cost and instruction of Mergeco, procure that the relevant Vodafone Retained Group Company uses reasonable endeavours to make a claim under such insurance policy, provided that Vodafone shall not be obliged to make any such claim if and to the extent that such claim is also covered by an insurance policy held by a Mergeco Group Company.

18.2.2

Following receipt of an instruction from Mergeco to pursue a claim, Vodafone shall, at Mergeco’s cost, use reasonable endeavours to make all necessary notifications and claims under the relevant Vodafone Group Insurance Policy, and the relevant Vodafone UK Group Company shall be entitled to be paid any proceeds actually received under the Vodafone Group Insurance Policy (less any deductible or excess under the Vodafone Group Insurance Policies, any Tax due (or Tax that would have been due but for the availability of a Relief) and any reasonable out of pocket expenses suffered or incurred by Vodafone or any Vodafone Retained Group Company following the Closing Date in seeking recovery from the insurers), provided that Mergeco shall provide (and shall procure that the relevant Mergeco Group Company also provides), at Mergeco’s cost, all assistance, information and co-operation reasonably requested by Vodafone.

18.3	New Claims under Hutchison Occurrence-Based Policies
18.3.1

With respect to any event, act or omission relating to any Three UK Group Company that occurred or existed prior to the Closing Date that is covered by an “occurrence-based” Hutchison Group Insurance Policy, Hutchison shall, at the cost and instruction of Mergeco, procure that the relevant Hutchison Retained Group Company uses reasonable endeavours to make a claim under such insurance policy, provided that Hutchison shall not be obliged to make any such claim if and to the extent that such claim is also covered by an insurance policy held by a Mergeco Group Company.

18.3.2

Following receipt of an instruction from Mergeco to pursue a claim, Hutchison shall, at Mergeco’s cost, use reasonable endeavours to make all necessary notifications and claims under the relevant Hutchison Group Insurance Policy, and the relevant Three UK Group Company shall be entitled to be paid any proceeds actually received under the Hutchison Group Insurance Policy (less any deductible or excess under the Hutchison Group Insurance Policies, any Tax due (or Tax that would have been due but for the availability of a Relief) and any reasonable out of pocket expenses suffered or incurred by Hutchison or any Hutchison Retained Group Company following the Closing Date in seeking recovery from the insurers), provided that Mergeco shall provide (and shall procure that the relevant Mergeco Group Company also provides), at Mergeco’s cost, all assistance, information and co-operation reasonably requested by Hutchison.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

19	Support Commitments
19.1	[***]
19.2	Renewal of Support Commitments
19.2.1

The parties acknowledge and agree that Hutchison will be under no obligation to renew any Support Commitments given by any Hutchison Retained Group Company in respect of liabilities or obligations of the Three UK Group.

19.2.2

The parties acknowledge and agree that Vodafone will be under no obligation to renew any Support Commitments given by any Vodafone Retained Group Company in respect of liabilities or obligations of Mergeco or the Vodafone UK Group.

19.2.3

The parties acknowledge and agree that Mergeco will be under no obligation to renew any Support Commitments given by any Mergeco Group Company in respect of liabilities or obligations of the Hutchison Retained Group or the Vodafone Retained Group.

19.3	Indemnity
19.3.1

Vodafone shall, following Closing, pay to Hutchison an amount equal to X; provided that, if and to the extent that Vodafone has complied with the foregoing payment obligation, Hutchison and any other Hutchison Retained Group Company shall not claim damages or other compensation from, or otherwise hold the Three UK Group liable for, the amounts paid by Hutchison and/or any other Hutchison Retained Group Company pursuant to such Support Commitment. In this Clause 19.3.1, “X” means 51 per cent. multiplied by A / (1 – (0.51 x B)) where:

(i)

“A” means all amounts paid by Hutchison and any other Hutchison Retained Group Company pursuant to any Support Commitments provided by the Hutchison Retained Group in respect of liabilities or obligations of the Three UK Group; and

(ii)	“B” means the tax rate at which Hutchison is taxed, or would be taxed but for the use of a Relief, on receipt of any payment by Vodafone pursuant to this Clause 19.3.1, expressed as a decimal.
19.3.2

Hutchison shall, following Closing, pay to Vodafone an amount equal to Y; provided that, if and to the extent that Hutchison has complied with the foregoing payment obligation, Vodafone and any other Vodafone Retained Group Company shall not claim damages or other compensation from, or otherwise hold the Vodafone UK Group liable for, the amounts paid by Vodafone and/or any other Vodafone Retained Group Company pursuant to such Support Commitment. In this Clause 19.3.2, “Y” means 49 per cent. multiplied by C / (1 – (0.49 x D)) where:

(i)

“C” means all amounts paid by Vodafone and any other Vodafone Retained Group Company pursuant to any Support Commitments provided by the Vodafone Retained Group in respect of liabilities or obligations of the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Vodafone UK Group, other than in respect of any amounts paid by the Vodafone Retained Group in respect of [***]; and

(ii)	“D” means the tax rate at which Vodafone is taxed, or would be taxed but for the use of a Relief, on receipt of any payment by Hutchison pursuant to this Clause 19.3.2, expressed as a decimal.
19.3.3

Any payment made under Clause 19.3.1 or Clause 19.3.2 shall be made on an after-Tax basis in accordance with Clause 1.16, but with relevant adjustments to the calculation made such that there is no double counting of Taxes paid by the recipient with the parties acknowledging that their intention any such Taxes are to be shared on a 49/51 per cent. basis as set out in Clauses 19.3.1 and 19.3.2. For the avoidance of doubt, the payment obligations under Clause 19.3.1 or Clause 19.3.2 (as the case may be) shall not apply to Vodafone or Hutchison if, prior to such payment being made by Vodafone or Hutchison, the Mergeco Group has paid in full to Hutchison (and/or any other Hutchison Retained Group) or Vodafone (and/or any other Vodafone Retained Group Company) the amounts paid by Hutchison (and/or any other Hutchison Retained Group Company) or Vodafone (and/or any other Vodafone Retained Group Company) pursuant to such Support Commitment. Subject to and after the compliance with the payment obligations by Vodafone under Clause 19.3.1 or by Hutchison under Clause 19.3.2 (as the case may be), Mergeco shall reimburse Vodafone and Hutchison pro-rata on an after-Tax basis in accordance with their respective shareholding percentage in Mergeco of the amount paid by Hutchison (and/or any other Hutchison Retained Group Company) pursuant to the Support Commitment under Clause 19.3.1 or by Vodafone (and/or any other Vodafone Retained Group Company) pursuant to the Support Commitment under Clause 19.3.2 (as applicable).

19.3.4

If and to the extent that after Closing there is any Support Commitment given by or binding upon any Three UK Group Company in respect of liabilities or obligations of the Hutchison Retained Group, Hutchison shall indemnify Mergeco against 100 per cent. of all amounts paid by any Mergeco Group Company pursuant to any such Support Commitments.

19.3.5

If and to the extent that after Closing there is any Support Commitment given by or binding upon any Vodafone UK Group Company in respect of liabilities or obligations of the Vodafone Retained Group, Vodafone shall indemnify Mergeco against 100 per cent. of all amounts paid by any Mergeco Group Company pursuant to any such Support Commitments.

20	[***]
21	Termination
21.1	In addition to any right to terminate this Agreement in accordance with Clauses 5.3.2 and 8.4.1, this Agreement may be terminated by either Hutchison or Vodafone in accordance with Clause 21.3.
21.2	If this Agreement is terminated in accordance with Clause 5.3.2, 8.4.1 or 21.3, all obligations of the parties under this Agreement shall end (other than the Surviving

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Clauses), but, for the avoidance of doubt, all rights and liabilities of the parties which have accrued before termination shall continue to exist.

21.3	Termination Rights
21.3.1

If, as at the date of this Agreement or immediately prior to Closing, Hutchison is in material breach of any Hutchison Fundamental Warranties (or would be if such warranties were repeated at that time), Vodafone shall be entitled (without prejudice to Vodafone’s right to claim damages or other compensation), prior to Closing, by notice in writing to the other parties to terminate this Agreement (other than the Surviving Clauses).

21.3.2

If, as at the date of this Agreement or immediately prior to Closing, Vodafone is in material breach of any Vodafone Fundamental Warranties (or would be if such warranties were repeated at that time), Hutchison shall be entitled (without prejudice to Hutchison’s right to claim damages or other compensation), prior to Closing, by notice in writing to the other parties to terminate this Agreement (other than the Surviving Clauses).

21.3.3	If, in circumstances in which the Hutchison Shareholder Resolution Condition is not deemed to be satisfied in accordance with Clause 5.2.8:
(i)	the Hutchison Directors fail to make [***] as required in Clause 5.2.5(ii);
(ii)

the Hutchison Directors adjourn the Hutchison General Meeting otherwise than in accordance with Clause 5.2.5(iii) (or fail to reconvene the Hutchison General Meeting within [***] Business Days (or, if later, the soonest date permitted by applicable law) once so adjourned);

(iii)	the Hutchison Directors withdraw, suspend, qualify or adversely modify or amend [***] once made; or
(iv)	the CKHH Shareholders fail to approve the Hutchison Resolutions at the Hutchison General Meeting,

Hutchison (only if Hutchison Topco and the Hutchison Directors have complied with Clause 5.2.5 in all respects) or Vodafone may each, in its sole discretion, terminate this Agreement (other than the Surviving Clauses), by notice in writing to the other received prior to Closing.

21.3.4	If, in circumstances in which the Vodafone Shareholder Resolution Condition is not deemed to be satisfied in accordance with Clause 5.2.8:
(i)	the Vodafone Directors fail to make the Vodafone Recommendation as required in Clause 5.2.6(ii);
(ii)

the Vodafone Directors adjourn the Vodafone General Meeting otherwise than in accordance with Clause 5.2.6(iii) (or fail to reconvene the Vodafone General Meeting within [***] Business Days (or, if later, the soonest date permitted by applicable law) once so adjourned);

(iii)	the Vodafone Directors withdraw, suspend, qualify or adversely modify or amend the Vodafone Recommendation once made; or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(iv)	the Vodafone Topco Shareholders fail to approve the Vodafone Resolutions at the Vodafone General Meeting,

Vodafone (only if Vodafone Topco and the Vodafone Directors have complied with Clause 5.2.6 in all respects) or Hutchison may each, in its sole discretion, terminate this Agreement (other than the Surviving Clauses), by notice in writing to the other received prior to Closing.

21.3.5	[***]
21.3.6	Any failure by either Vodafone or Hutchison to exercise the right to terminate this Agreement under this Clause 21.3 shall not constitute a waiver of any of their respective rights.
21.4	Effect of Termination

If this Agreement is terminated in accordance with Clause 5.3.2, Clause 8.4.1 or Clause 21.3, all obligations of the parties under this Agreement shall end (other than the Surviving Clauses), but, for the avoidance of doubt, all rights and liabilities of the parties which have accrued before termination shall continue to exist.

22	Topco Guarantees
22.1	Hutchison Topco Guarantee of Hutchison
22.1.1

In consideration for Mergeco and Vodafone entering into this Agreement, Hutchison Topco hereby unconditionally and irrevocably guarantees to Mergeco and Vodafone the due and punctual performance and observance by Hutchison of all obligations and liabilities under or otherwise arising out of or in connection with this Agreement and the Tax Covenant (the “Hutchison Guaranteed Obligations”) and agrees to indemnify and hold harmless Mergeco and Vodafone against all liabilities, losses, proceedings, claims, damages, costs and expenses that they may suffer or incur as a result of any failure or delay by Hutchison in the performance or observance of any Hutchison Guaranteed Obligations. The liability of Hutchison Topco under this Clause 22.1 shall not be released or diminished by any variation of the terms of this Agreement or the Tax Covenant (whether or not agreed by Hutchison Topco), any forbearance, neglect or delay in seeking performance of the Hutchison Guaranteed Obligations or any granting of time for such performance.

22.1.2

If and whenever Hutchison defaults for any reason whatsoever in the performance or observance of any of the Hutchison Guaranteed Obligations, Hutchison Topco shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the relevant Hutchison Guaranteed Obligation in the manner prescribed by this Agreement or the Tax Covenant and so that the same benefits shall be conferred on Mergeco and/or Vodafone as would have been received if such Hutchison Guaranteed Obligation had been duly and promptly performed and observed by Hutchison.

22.1.3

With respect to Hutchison Topco, this guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Hutchison Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to, without limiting and not in substitution for, any rights or security which Mergeco or Vodafone may

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

now or after the date of this Agreement have or hold for the performance and observance of the Hutchison Guaranteed Obligations.

22.1.4

As a separate and independent stipulation, Hutchison Topco agrees that any Hutchison Guaranteed Obligation which may not be enforceable against or recoverable from Hutchison by reason of any legal limitation, disability or incapacity on or of Hutchison or any fact or circumstance (other than any relevant limitation imposed by this Agreement or the Tax Covenant) shall nevertheless be enforceable against and recoverable from Hutchison Topco as though the same had been incurred by Hutchison Topco and Hutchison Topco were the sole or principal obligor in respect thereof and shall be performed or paid by Hutchison Topco on written demand from Mergeco or Vodafone.

22.2	Vodafone Topco Guarantee of Vodafone
22.2.1

In consideration for Mergeco and Hutchison entering into this Agreement, Vodafone Topco hereby unconditionally and irrevocably guarantees to Mergeco and Hutchison the due and punctual performance and observance by Vodafone of all obligations and liabilities under or otherwise arising out of or in connection with this Agreement and the Tax Covenant (the “Vodafone Guaranteed Obligations”) and agrees to indemnify and hold harmless Mergeco and Hutchison against all liabilities, losses, proceedings, claims, damages, costs and expenses that they may suffer or incur as a result of any failure or delay by Vodafone in the performance or observance of any Vodafone Guaranteed Obligations. The liability of Vodafone Topco under this Clause 22.2 shall not be released or diminished by any variation of the terms of this Agreement or the Tax Covenant (whether or not agreed by Vodafone Topco), any forbearance, neglect or delay in seeking performance of the Vodafone Guaranteed Obligations or any granting of time for such performance.

22.2.2

If and whenever Vodafone defaults for any reason whatsoever in the performance or observance of any of the Vodafone Guaranteed Obligations, Vodafone Topco shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the relevant Vodafone Guaranteed Obligation in the manner prescribed by this Agreement or the Tax Covenant and so that the same benefits shall be conferred on Mergeco and/or Hutchison as would have been received if such Vodafone Guaranteed Obligation had been duly and promptly performed and observed by Vodafone.

22.2.3

With respect to Vodafone Topco, this guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Vodafone Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to, without limiting and not in substitution for, any rights or security which Mergeco or Hutchison may now or after the date of this Agreement have or hold for the performance and observance of the Vodafone Guaranteed Obligations.

22.2.4

As a separate and independent stipulation, Vodafone Topco agrees that any Vodafone Guaranteed Obligation which may not be enforceable against or recoverable from Vodafone by reason of any legal limitation, disability or incapacity on or of Vodafone or any fact or circumstance (other than any relevant limitation imposed by this Agreement or the Tax Covenant) shall nevertheless be enforceable against and recoverable from Vodafone Topco as though the same had been

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

incurred by Vodafone Topco and Vodafone Topco were the sole or principal obligor in respect thereof and shall be performed or paid by Vodafone Topco on written demand from Mergeco or Hutchison.

22.3	Vodafone Topco Guarantee of Mergeco
22.3.1

In consideration for Hutchison entering into this Agreement, Vodafone Topco hereby unconditionally and irrevocably guarantees to Hutchison the due and punctual performance and observance by Mergeco of all obligations and liabilities under or otherwise arising out of or in connection with this Agreement from the date of this Agreement until immediately prior to Closing (the “Mergeco Guaranteed Obligations”) and agrees to indemnify and hold harmless Hutchison against all liabilities, losses, proceedings, claims, damages, costs and expenses that it may suffer or incur as a result of any failure or delay by Mergeco in the performance or observance of any Mergeco Guaranteed Obligations. The liability of Vodafone Topco under this Clause 22.3 shall not be released or diminished by any variation of the terms of this Agreement (whether or not agreed by Vodafone Topco), any forbearance, neglect or delay in seeking performance of the Mergeco Guaranteed Obligations or any granting of time for such performance.

22.3.2

If and whenever Mergeco defaults for any reason whatsoever in the performance or observance of any of the Mergeco Guaranteed Obligations, Vodafone Topco shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the relevant Mergeco Guaranteed Obligation in the manner prescribed by this Agreement and so that the same benefits shall be conferred on Hutchison as would have been received if such Mergeco Guaranteed Obligation had been duly and promptly performed and observed by Mergeco.

22.3.3

With respect to Vodafone Topco, this guarantee is to be a continuing guarantee and shall remain in force until immediately prior to Closing. This guarantee is in addition to, without limiting and not in substitution for, any rights or security which Hutchison may now or after the date of this Agreement have or hold for the performance and observance of the Mergeco Guaranteed Obligations.

22.3.4

As a separate and independent stipulation, Vodafone Topco agrees that any Mergeco Guaranteed Obligation which may not be enforceable against or recoverable from Mergeco by reason of any legal limitation, disability or incapacity on or of Mergeco or any fact or circumstance (other than any relevant limitation imposed by this Agreement) shall nevertheless be enforceable against and recoverable from Vodafone Topco as though the same had been incurred by Vodafone Topco and Vodafone Topco were the sole or principal obligor in respect thereof and shall be performed or paid by Vodafone Topco on written demand from Hutchison.

22.3.5	This Clause 22.3 shall cease to have any force and effect immediately prior to Closing.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

23	Other Provisions
23.1	Language

Each other document in connection with this Agreement shall be in English or accompanied by an English translation. The receiving party shall be entitled to assume the accuracy of and rely upon any English translation of any document, notice or other communication given or delivered to it pursuant to this Clause 23.1. If there is a discrepancy between an English translation and the foreign language original, the English translation shall prevail.

23.2	Assignment

This Agreement shall be binding on and enure for the benefit of each party’s successors in title. No party shall assign (or declare any trust in favour of a third party over) all or any part of the benefit of, or its rights or benefits under, this Agreement, without the prior written consent of each of the other parties (which may be withheld at each party’s sole discretion).

23.3	Entire Agreement (Including Variation)
23.3.1	Whole and Only Agreement

This Agreement constitutes the whole and only agreement between the parties relating to the subject matter of this Agreement, and supersedes and extinguishes all previous discussions, correspondence, negotiations, drafts, agreements, promises, assurances, term sheet, warranties, representations, arrangements and understandings between the parties, whether written or oral.

23.3.2	No Reliance on Pre-Contractual Statements

Except in the case of fraud, each party acknowledges and agrees that in entering into this Agreement, it is not relying upon any Pre-Contractual Statement which is not expressly repeated in this Agreement.

23.3.3	Exclusion of Other Rights of Action

Except in the case of fraud, no party shall have any right of action against any other party to this Agreement arising out of or in connection with any Pre-Contractual Statement except to the extent that it is expressly repeated in this Agreement.

23.3.4	Variation

This Agreement may only be varied in writing signed by each of the parties.

23.4	Notices
23.4.1	Notices to Be in Writing

A notice under this Agreement shall only be effective if it is in writing (facsimile is not permitted) and in English and email is permitted.

23.4.2	Addresses

Notices under this Agreement shall be sent to a party at its address and for the attention of the individual set out below:

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

provided that a party may change its notice details on giving notice to the other parties of the change in accordance with this Clause 23.4.

23.4.3	Receipt of Notices

Subject to Clause 23.4.4, any notice given under this Agreement shall be effective upon receipt and shall be deemed to have been received:

(i)	at the time recorded by the delivery company, in the case of recorded delivery;
(ii)	at the time of delivery, if delivered by hand or courier; or
(iii)	at the time of sending if sent by e-mail, provided that the sender does not receive any automated message that the email has not been delivered to the recipient.
23.4.4	Working Hours

A notice that is deemed by Clause 23.4.3 to be received after 5.00 p.m. on any day, or on a Saturday, Sunday or public holiday in the place of receipt, shall be deemed to be received at 9.00 a.m. on the next day that is not a Saturday, Sunday or public holiday in the place of receipt.

23.5	Remedies and Waivers
23.5.1	Delay or Omission

No delay or omission by any party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement shall:

(i)	affect that right, power or remedy;
(ii)	operate as a waiver of it; or
(iii)	operate as an affirmation of this Agreement.
23.5.2	Single or Partial Exercise

The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not, unless otherwise expressly stated, preclude any other or further exercise of it or the exercise of any other right, power or remedy.

23.5.3	Cumulative Rights

The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

23.5.4	Damages Not an Adequate Remedy

Notwithstanding any express remedies provided under this Agreement and without prejudice to any other right or remedy which any party may have, each party acknowledges and agrees that damages alone may not be an adequate remedy for any breach by it of the provisions of this Agreement, so that in the event of a breach or anticipated breach of such provisions, the remedies of injunction and/or an order for specific performance may in appropriate circumstances be available.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

23.6	Third Party Rights

Save as expressly set out in this Agreement, the parties to this Agreement do not intend that any term of this Agreement be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

23.7	No Partnership or Fiduciary Relationship

The parties acknowledge and agree that:

(i)

nothing in this Agreement and no action taken by the parties under this Agreement shall constitute a partnership, association or other co-operative entity between any of the parties or constitute any party the agent of any other party for any purpose; and

(ii)	no fiduciary relationship or fiduciary duties shall exist between the parties arising out of or in connection with this Agreement.
23.8	Costs and Expenses, VAT and Stamp Taxes
23.8.1

If anything done under this Agreement is a supply on which VAT is chargeable, the recipient of that supply shall pay to the maker of it (in addition to any other amounts payable under this Agreement) an amount equal to any VAT for which the maker of the supply (or any member of the VAT group of which it is a member) is liable to account (against delivery by the maker of the supply (or any member of the VAT group of which it is a member) of an appropriate VAT invoice).

23.8.2	Vodafone and Hutchison shall bear equally among them any stamp duty or stamp duty reserve tax arising in respect of:
(i)	the sale of the [***] in accordance with Clause 3.3; and
(ii)	the contribution of the Three UK Shares in accordance with Clause 3.4.1,

(including on, or in relation to, any instruments effecting such transfers or an agreement to such transfers).

23.9	Counterparts
23.9.1

This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

23.9.2

Any party may execute this Agreement by electronic signature (in whatever form) and such signature is conclusive of the relevant party’s intention to be bound by this Agreement (in the same way as if signed by that party’s manuscript signature).

23.9.3	Delivery of a counterpart of this Agreement by e-mail attachment shall be an effective mode of delivery.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

23.10	Further Assurances

Each party shall, and shall procure that any relevant member of its group shall, at their own cost, promptly execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this Agreement.

23.11	Governing Law

This Agreement is to be governed by and construed in accordance with English law. Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and determined in accordance with English law.

23.12	Submission to Jurisdiction

Each party irrevocably agrees that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any proceedings arising out of or in connection with this Agreement shall be brought in such courts. Each of the parties irrevocably submits to the exclusive jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that the proceedings have been brought in an inconvenient forum.

23.13	Appointment of Process Agent
23.13.1	Each of Hutchison and Hutchison Topco shall maintain an agent in England for service of process and any other documents in proceedings in connection with this Agreement. That agent shall be: [***]
23.13.2

Any claim form, judgment or other notice of legal process shall be sufficiently served on each of Hutchison and Hutchison Topco if delivered to their appointed agent at its address for the time being (as specified in Clause 23.13.1).

23.13.3

Each of Hutchison and Hutchison Topco agrees not to revoke the authority of their agent and if for any reason they do so or their agent ceases to act in such capacity, each of them shall promptly appoint another agent with an address in England and notify each other party to this Agreement of the agent’s details. If each of Hutchison or Hutchison Topco fails to appoint another agent within 14 days of them being required to do so under this Clause 23.13.3, any other party to this Agreement may, at the expense of Hutchison and Hutchison Topco, appoint one on behalf of each of them.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 1

The Three UK Group

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 2

The Vodafone UK Group

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 3

Mergeco

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 4

Hutchison Reorganisation

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 5

Vodafone Reorganisation

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 6

Illustration of Closing Transactions

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 7

Closing Accounts

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 8

Conduct of Business (the Three UK Group)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 9

Conduct of Business (the Vodafone UK Group and Mergeco)

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 10

Closing Deliverables

(Clause 8)

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 11

Bonuses, Commission and Retention Payments

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 12

Vodafone Share Incentive Plans

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 13

Pension Schemes

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 14

Hutchison Warranties

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 15

List of Hutchison Individuals with Knowledge

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 16

Vodafone Warranties

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 17

List of Vodafone Individuals with Knowledge

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 18

Trading Updates

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 19

Pre-Closing Asset Transfers

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 20

Continuing Support Commitments

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 21

Agreed Form Documents

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

This Agreement has been entered into on the date first stated above.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

BRILLIANT DESIGN LIMITED

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

CK HUTCHISON GROUP TELECOM HOLDINGS LIMITED

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

CK HUTCHISON HOLDINGS LIMITED

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

VODAFONE INTERNATIONAL OPERATIONS LIMITED

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

VODAFONE GROUP PLC

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

VODAFONE UK TRADING HOLDINGS LIMITED

[***]

[SIGNATURE PAGE TO THE CHURCHILL CONTRIBUTION AGREEMENT]